Filed Pursuant to Rule 433
                                                         File No.: 333-139817-07


                      STRUCTURAL AND COLLATERAL TERM SHEET

                            GSAMP 2007-HE2 TERM SHEET
                            -------------------------

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

The registration statement referred to above (including the Prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:

http://www.sec.gov/Archives/edgar/data/807641/000091412107000012/
gs6377900-s3.txt

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

                                  $933,168,000
                                  (Approximate)
                                 GSAMP 2007-HE2
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates
------------------------------------


                 Approximate                                           Initial                                        Expected
              Principal Balance      Primary       Expected Credit  Pass-Through  Estimated Avg.  Principal Payment  S&P/Moody's
Certificates      ($)(1)(4)      Collateral Group      Support         Rate(5)    Life (yrs)(2)      Window(2)(3)    Ratings(6)
--------------------------------------------------------------------------------------------------------------------------------
     A-1         367,784,000         Group I           26.800%      LIBOR + [ ]%       1.96         04/07 - 08/13     AAA/Aaa
    A-2A         206,503,000         Group II          26.800%      LIBOR + [ ]%       1.00         04/07 - 02/09     AAA/Aaa
    A-2B          48,347,000         Group II          26.800%      LIBOR + [ ]%       2.00         02/09 - 06/09     AAA/Aaa
    A-2C          73,129,000         Group II          26.800%      LIBOR + [ ]%       3.00         06/09 - 01/13     AAA/Aaa
    A-2D          28,222,000         Group II          26.800%      LIBOR + [ ]%       6.28         01/13 - 08/13     AAA/Aaa
     M-1          42,034,000       Group I & II        22.550%      LIBOR + [ ]%       4.97         05/11 - 08/13     AA+/Aa1
     M-2          38,573,000       Group I & II        18.650%      LIBOR + [ ]%       4.70         01/11 - 08/13      AA/Aa2
     M-3          23,738,000       Group I & II        16.250%      LIBOR + [ ]%       4.58         11/10 - 08/13     AA-/Aa3
     M-4          20,770,000       Group I & II        14.150%      LIBOR + [ ]%       4.51         09/10 - 08/13      A+/A1
     M-5          18,792,000       Group I & II        12.250%      LIBOR + [ ]%       4.47         08/10 - 08/13       A/A2
     M-6          16,813,000       Group I & II        10.550%      LIBOR + [ ]%       4.44         07/10 - 08/13      A-/A3
     M-7          17,803,000       Group I & II         8.750%      LIBOR + [ ]%       4.41         06/10 - 08/13    BBB+/Baa1
     M-8          15,825,000       Group I & II         7.150%      LIBOR + [ ]%       4.39         06/10 - 08/13     BBB/Baa2
     M-9          14,835,000       Group I & II         5.650%      LIBOR + [ ]%       4.37         05/10 - 08/13    BBB-/Baa3
--------------------------------------------------------------------------------------------------------------------------------
    Total       $933,168,000
--------------------------------------------------------------------------------------------------------------------------------


(1) The principal balances of the certificates are calculated based on mortgage loan balances as of the statistical calculation date, rolled one month forward using 10% CPR.
(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% clean-up call on all certificates.
(3) The final scheduled distribution date for the certificates is the distribution date in March 2037.
(4) The initial aggregate principal balance of the certificates will be subject to an upward or downward variance of no more than approximately 10%.
(5) See the "Structure of the LIBOR Certificates" section of this term sheet for more information on the pass-through rates of the certificates.
(6) The ratings on the certificates do not constitute statements regarding the likelihood or frequency of prepayments on the mortgage loans, the payment of interest on the certificates other than accrued certificate interest (as described in this term sheet) or the possibility that a holder of a certificate might realize a lower than anticipated yield.

Selected Mortgage Pool Data(7)
------------------------------


                                                                  Group I                        Group II              Aggregate
                                                        -----------------------------  -----------------------------  ------------
                                                        Adjustable-Rate   Fixed-Rate   Adjustable-Rate   Fixed-Rate
                                                        ---------------  ------------  ---------------  ------------
Aggregate Scheduled Principal Balance:(8)                  $368,755,407  $138,285,500     $364,583,906  $126,466,730  $998,091,543
Number of Mortgage Loans:                                         1,867           975            1,272           916         5,030
Average Scheduled Principal Balance:                           $197,512      $141,831         $286,623      $138,064      $198,428
Weighted Average Gross Interest Rate:                            8.316%        7.977%           8.013%        8.265%        8.152%
Weighted Average Net Interest Rate:(9)                           7.806%        7.467%           7.503%        7.755%        7.642%
Weighted Average Original FICO Score:                               608           627              627           644           622
Weighted Average Combined Original LTV Ratio:(10)                82.56%        79.99%           81.29%        79.75%        81.38%
Weighted Average Combined Original LTV Ratio with
   Silent Seconds:(10)                                            85.78%        81.47%           88.67%        82.03%        85.76%
Weighted Average Stated Remaining Term (months):                    360           353              360           355           358
Weighted Average Seasoning (months):                                  1             1                1             1             1
Weighted Average Months to Roll:(11)                                 26           N/A               25           N/A            26
Weighted Average Gross Margin:(11)                               6.096%           N/A           6.014%           N/A        6.055%
Weighted Average Initial Rate Cap:(11)                           2.121%           N/A           2.104%           N/A        2.113%
Weighted Average Periodic Rate Cap:(11)                          1.376%           N/A           1.356%           N/A        1.366%
Weighted Average Gross Maximum Lifetime Rate:(11)               15.071%           N/A          14.729%           N/A       14.901%
Percentage of Mortgage Loans with Silent Seconds:(12)            13.53%         6.34%           31.28%         9.11%        18.46%
Non-Zero Weighted Average Debt to Income Ratio
   at Origination:                                               42.12%        40.90%           42.25%        41.45%        41.91%
Percentage of Mortgage Loans with Mortgage Insurance:             0.00%         0.00%            0.00%         0.00%         0.00%


(7) All percentages calculated in this table are based on scheduled principal balances unless otherwise noted as of the statistical calculation date.
(8) The initial aggregate scheduled principal balance of the collateral will be subject to an upward or downward variance of no more than approximately 10%.
(9) The weighted average net interest rate is equivalent to the weighted average gross interest rate less the servicing and master servicing fee rates.
(10) With respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, plus the original principal balance of the related first lien mortgage loan, to the original value of the related mortgaged property. The combined original LTV ratio with silent seconds reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, including any second lien mortgage loans not included in the mortgage loan pool that is secured by the related mortgaged property and originated in connection with the origination of the first lien mortgage loan, plus the original principal balance of the related first lien mortgage loan, to the original value of the related mortgaged property.
(11) Represents the weighted average of the adjustable-rate mortgage loans in the mortgage loan pool.
(12) Represents percentage of mortgage loans in the mortgage loan pool as to which a second lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first lien mortgage loan and the second lien mortgage loan is not included in the mortgage loan pool.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of subprime, first and second lien, adjustable-and fixed-rate residential mortgage loans (the "Mortgage Loans"). The underlying loans were originated by the following mortgage originators: NC Capital Corporation (71.91%), Aegis Mortgage Corporation (12.12%), SouthStar Funding, LLC (11.06%) and other originators each representing less than 5% of the total mortgage loan pool.

o Credit support for the certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of 5.65%, and excess spread.

o All of the Mortgage Loans will be serviced by Avelo Mortgage, L.L.C ("Avelo"). Wells Fargo Bank, N.A. ("Wells Fargo") will be the master servicer, securities administrator and paying agent and will be required to monitor the performance of the servicer.

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSA07HE2_FF" and on Bloomberg as "GSAMP 07-HE2".

o This transaction will contain a swap agreement with an initial swap notional amount of approximately $933,168,000. The swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each distribution date prior to the termination of the swap agreement, the issuing entity will be obligated to pay to the swap provider an amount equal to a per annum rate of 5.00% (on an actual/360 basis), on the swap notional amount and the issuing entity will be entitled to receive from the swap provider an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the swap notional amount.

o This transaction will contain a one-month LIBOR interest rate cap agreement (the "Interest Rate Cap"). Under the Interest Rate Cap, on each distribution date commencing in May 2007 and ending in March 2012, the trust will be entitled to receive an amount equal to the product of (x) a per annum rate equal to the excess, if any, of (i) one-month LIBOR (as determined pursuant to the Interest Rate Cap), over (ii) 6.50%, (y) the cap notional amount as set forth below for that distribution date, and (z) a fraction, the numerator of which is equal to the actual number of days in the related calculation period and the denominator of which is 360. The cap notional amount will amortize in accordance with the attached Interest Rate Cap schedule.

o The offered certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------

Expected Closing Date:              April 20, 2007

Statistical Calculation Date:       February 1, 2007

Cut-off Date:                       March 1, 2007

Expected Pricing Date:              On or prior to March 29, 2007

First Distribution Date:            April 25, 2007

Key Terms
---------

Offered Certificates:               Class A and Class M Certificates

Class A Certificates:               Class A-1 and Class A-2 Certificates

Class A-2 Certificates:             Class A-2A, Class A-2B, Class A-2C and Class
                                    A-2D Certificates

Class M Certificates:               Class M-1, Class M-2, Class M-3, Class M-4,
                                    Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates

Non-Offered Certificates:           Residual Certificates

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Residual Certificates:              Class R, Class RC and Class RX Certificates

LIBOR Certificates:                 Offered Certificates

Depositor:                          GS Mortgage Securities Corp.

Lead Manager:                       Goldman, Sachs & Co.

Servicer:                           Avelo Mortgage, L.L.C. is expected to
                                    service the Mortgage Loans in this deal once the servicing transfers are completed.

                                    As of the closing date, approximately 72.47% of the Mortgage Loans will be serviced by interim servicers. Although the transfer of servicing with respect to those Mortgage Loans is scheduled to occur by April 18, 2007, all transfers of servicing involve the risk of disruption in collections due to data input errors, misapplied or misdirected payments, system incompatibilities, the requirement to notify the mortgagors about the servicing transfer, delays caused by the transfer of the related servicing mortgage files and records to the new servicer and other reasons.

Trustee:                            LaSalle Bank National Association

Master Servicer and                 Wells Fargo Bank, N.A.
Securities Administrator:

Custodians:                         Deutsche Bank National Trust Company
                                    (72.89%), U.S. Bank National Association
                                    (27.11%)

Swap and Cap Provider:              Goldman Sachs Mitsui Marine Derivative
                                    Products, L.P.

Servicing Fee Rate:                 50 bps

Master Servicing Fee Rate:          Approximately 1 bp

Expense Fee:                        The aggregate of the Servicing Fee at the
                                    Servicing Fee Rate and the Master Servicing
                                    Fee at the Master Servicing Fee Rate

Expense Fee Rate:                   The Servicing Fee Rate and the Master
                                    Servicing Fee Rate

Distribution Date:                  25th day of the month or the following
                                    business day

Record Date:                        For any Distribution Date, the last business
                                    day of the Interest Accrual Period (as
                                    defined below)

Delay Days:                         0 day delay on all LIBOR Certificates

Prepayment Period:                  The calendar month prior to the Distribution
                                    Date

Due Period:                         The period commencing on the second day of
                                    the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Day Count:                          Actual/360 basis

Interest Accrual Period:            From the prior Distribution Date to the day
                                    prior to the current Distribution Date
                                    (except for the initial Interest Accrual
                                    Period for which interest will accrue from the Closing Date).

Pricing Prepayment                  Adjustable-rate Mortgage Loans: CPR starting
Assumption:                         at 5% CPR in the first month of the mortgage
                                    loan (i.e. loan age) and increasing to 30%
                                    CPR in month 12 (an approximate 2.273%
                                    increase per month), remaining at 30% CPR for 12 months, then moving to 60% CPR for 3 months, and then remaining at 35% CPR thereafter.

                                    Fixed-rate Mortgage Loans: CPR starting at
                                    5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 24% CPR in month 12 (an approximate 1.727% increase per month), and remaining at 24% CPR thereafter.

Mortgage Loans:                     The issuing entity will consist of subprime,
                                    first and second lien, adjustable-and
                                    fixed-rate residential mortgage loans.

Group I Mortgage Loans:             Approximately $507,040,906 of Mortgage Loans
                                    with original principal balances as of the Statistical Calculation Date that conform to the original principal balance limits for one-to four-

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                    family residential mortgage loan guidelines set by Fannie Mae or Freddie Mac.

Group II Mortgage Loans:            Approximately $491,050,636 of Mortgage Loans
                                    with original principal balances as of the Statistical Calculation Date that may or may not conform to the original principal balance limits for one-to four-family residential mortgage loan guidelines set by Fannie Mae or Freddie Mac.

Excess Spread:                      The initial weighted average net interest
                                    rate of the Mortgage Loans will be greater than the interest payments on the LIBOR
                                    Certificates, resulting in excess cash flow calculated in the following manner based on the Mortgage Loan balances as of the Statistical Calculation Date, rolled one month forward using 10% CPR:

                                    Initial Gross WAC:(1)                8.1516%
                                    Less Fees & Expenses:(2)             0.5100%
                                                                         -------
                                    Net WAC:(1)                          7.6416%
                                    Less Initial LIBOR
                                      Certificate Interest Rate
                                      (Approx.):(3)                      5.4114%
                                    Plus Initial Net Swap
                                      Inflow:(3)                         0.3019%
                                                                         -------
                                    Initial Excess Spread:(1)            2.5321%

                                    (1)   This amount will vary on each
                                          Distribution Date based on changes to
                                          the weighted average of the interest
                                          rates on the Mortgage Loans as well as
                                          any changes in day count.
                                    (2)   Assumes a fee of 51 bps.
                                    (3)   Assumes 1-month LIBOR equal to 5.32%,
                                          initial marketing spreads and a 30-day
                                          month. This amount will vary on each
                                          Distribution Date based on changes to
                                          the weighted average of the
                                          pass-through rates on the LIBOR
                                          Certificates as well as any changes in
                                          day count.

Servicer Advancing:                 Yes, as to principal and interest, subject
                                    to recoverability

Compensating Interest:              The Servicer will pay compensating interest
                                    equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans for the related Distribution
                                    Date resulting from voluntary principal
                                    prepayments on the Mortgage Loans during the related Prepayment Period and (B) one-half of the applicable Servicing Fee received for the related Distribution Date.

Optional Clean-up Call:             The transaction has a 10% optional clean-up
                                    call.

Rating Agencies:                    Standard & Poor's Ratings Services, a
                                    division of The McGraw-Hill Companies, Inc.
                                    and Moody's Investors Service, Inc. will rate all of the Offered Certificates.

Minimum Denomination:               $25,000 with regard to each of the Offered
                                    Certificates

Legal Investment:                   It is anticipated that the Offered
                                    Certificates will not be SMMEA eligible.

ERISA Eligible:                     Underwriter's exemption is expected to apply
                                    to the Offered Certificates. However, in addition, for so long as the swap agreement is in effect, prospective purchasers must be eligible under one or more investor-based exemptions, and prospective purchasers should consult their own counsel.

Tax Treatment:                      Portions of the issuing entity will be
                                    treated as multiple real estate mortgage investment conduits, or REMICs, for federal income tax purposes.

                                    The Offered Certificates will represent
                                    regular interests in a REMIC, which will be treated as debt instruments of a REMIC, and interests in certain basis risk interest carry forward payments, pursuant to the payment priorities in the transaction. Basis risk interest carry forward payments will be treated as payments under a notional principal contract for federal income tax purposes.

                                    The discussion contained in this term sheet as to federal, state and local tax matters is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. federal, state, or local tax penalties. This discussion is written to support the promotion of marketing of the transactions or matters addressed in this term sheet. You should seek advice based on your circumstances from an independent tax advisor.

Registration Statement and          This term sheet does not contain all
Prospectus:                         information that is required to be included
                                    in a registration statement, or in a base prospectus and prospectus supplement.

                                    The Depositor has filed a registration
                                    statement (including the base Prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the base Prospectus in the registration statement and other documents the Depositor has filed with

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                    the SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send you the base Prospectus if you request it by calling toll-free 1-800-323-5678.

                                    The registration statement referred to above
                                    (including the base Prospectus) is
                                    incorporated in this term sheet by reference and may be accessed by clicking on the following hyperlink:

                                    http://www.sec.gov/Archives/edgar/data/
                                    807641/000091412107000012/gs6377900-s3.txt

Risk Factors:                       PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                    INCLUDED IN THE REGISTRATION STATEMENT FOR A
                                    DESCRIPTION OF INFORMATION THAT SHOULD BE
                                    CONSIDERED IN CONNECTION WITH AN INVESTMENT
                                    IN THE OFFERED CERTIFICATES.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the LIBOR Certificates
-----------------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Certificates". Prior to the Stepdown Date all principal collected or advanced on the Mortgage Loans will be paid to the LIBOR Certificates as described herein. On or after the Stepdown Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one-month LIBOR plus a margin that will step up after the first Distribution Date on which the Optional Clean-up Call is exercisable, subject to the lesser of the WAC Cap or the applicable loan group cap. The interest paid to each class will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and interest shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute), which will be allocated first to excess interest on the Mortgage Loans for the related Distribution Date, and thereafter to reduce the Accrued Certificate Interest on the LIBOR Certificates on a pro rata basis based on the respective amounts of interest accrued on those Certificates for that Distribution Date. Any reductions in the Pass-Through Rate attributable to the WAC Cap or the applicable loan group cap will be carried forward with interest at the applicable Pass-Through Rate (without regard to the WAC Cap or the applicable loan group cap) as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 5.65% overcollateralization (funded upfront) (after the Stepdown Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 11.30% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of LIBOR Certificates to the required distributions on the more senior classes of LIBOR Certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate LIBOR Certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Stepdown Date. The earlier of (A) the date on which the aggregate class certificate balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in April 2010; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 53.60%.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Initial Credit
                        Enhancement
             Class      Percentage(1)      Stepdown Date Percentage
             -----      --------------     ------------------------
               A           26.80%                   53.60%
              M-1          22.55%                   45.10%
              M-2          18.65%                   37.30%
              M-3          16.25%                   32.50%
              M-4          14.15%                   28.30%
              M-5          12.25%                   24.50%
              M-6          10.55%                   21.10%
              M-7           8.75%                   17.50%
              M-8           7.15%                   14.30%
              M-9           5.65%                   11.30%

(1)   Includes initial overcollateralization percentage.

Trigger Event. To be determined.

40-Year Trigger Event. A 40-Year Trigger Event is in effect if on the 241st Distribution Date or any Distribution Date thereafter, (i) the aggregate scheduled principal balance of the Mortgage Loans with original amortization terms of 40 years and maturing in 40 years, exceeds (ii) the actual overcollateralization for such distribution date.

Pass-Through Rates. For all LIBOR Certificates the pass-through rate will increase after the first Distribution Date on which the Optional Clean-up Call is exercisable, should the Optional Clean-up Call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M Certificates will increase to 1.5 times the margin at issuance.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap and (iii) the WAC Cap.

Class A-2A Pass-Through Rate. The Class A-2A Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap and (iii) the WAC Cap.

Class A-2B Pass-Through Rate. The Class A-2B Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap and (iii) the WAC Cap.

Class A-2C Pass-Through Rate. The Class A-2C Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap and (iii) the WAC Cap.

Class A-2D Pass-Through Rate. The Class A-2D Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-7 Pass-Through Rate. The Class M-7 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-8 Pass-Through Rate. The Class M-8 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-9 Pass-Through Rate. The Class M-9 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

The Residual Certificates are not entitled to receive any distributions of interest.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross interest rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the sum of (x) net swap receivable into the issuing entity, if any, and (y) cap payments from the Interest Rate Cap, less (z) net swap payments out of the issuing entity, if any, for that Distribution Date, divided by the balance of the Mortgage Loans at the beginning of the related Due Period multiplied by 12.

Loan Group I Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross interest rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the sum of (x) net swap receivable into the issuing entity, if any, and (y) cap payments from the Interest Rate Cap, less (z) net swap payments out of the issuing entity, if any, for that Distribution Date, divided by the balance of the Mortgage Loans at the beginning of the related Due Period multiplied by 12.

Loan Group II Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross interest rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the sum of (x) net swap receivable into the issuing entity, if any, and (y) cap payments from the Interest Rate Cap, less (z) net swap payments out of the issuing entity, if any, for that Distribution Date, divided by the balance of the Mortgage Loans at the beginning of the related Due Period multiplied by 12.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, a Basis Risk Carry Forward Amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of LIBOR Certificates at such class' applicable pass-through rate (without regard to the WAC Cap or applicable loan group cap, as applicable) over interest due on such class of LIBOR Certificates at a rate equal to the WAC Cap or the lesser of the WAC Cap or the applicable loan group cap, as applicable, (ii) any Basis Risk Carry Forward Amount for such

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such class' applicable pass-through rate (without regard to the WAC Cap or applicable loan group cap, as applicable). In the event any class of LIBOR Certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of LIBOR Certificates.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related pass-through rate, as reduced by that class' share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Interest Remittance Amount on the LIBOR Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the Expense Fee, net swap payments out of the issuing entity and certain swap termination payments owed to the Swap Provider, if any.

Principal Distribution Amount on the LIBOR Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee and plus (A) the net swap receivable into the issuing entity, if any, and any cap payment from the Interest Rate Cap (both to the extent provided in clause (iii) of "Supplemental Interest Trust" below), and less (B) net swap payments and certain swap termination payments out of the issuing entity, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Certificates.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and
(ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Principal Remittance Amount. On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

            in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all distributions under the headings "Interest Distributions on the Certificates," and "Principal Distributions on the Certificates" below.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 46.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the aggregate class certificate balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 54.90% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), and (C) the aggregate class certificate balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 62.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (C) the aggregate class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) and (D) the aggregate class certificate balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 67.50% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (C) the aggregate class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the aggregate class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date) and (E) the aggregate class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 71.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (C) the aggregate class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the aggregate class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the aggregate class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date) and (F) the aggregate class certificate balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 75.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (C) the aggregate class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the aggregate class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the aggregate class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the aggregate class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date) and (G) the aggregate class certificate balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 78.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-7 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (C) the aggregate class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the aggregate class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the aggregate class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the aggregate class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the aggregate class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution
Date) and (H) the aggregate class certificate balance of the Class M-7 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 82.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-8 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (C) the aggregate class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the aggregate class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the aggregate class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the aggregate class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the aggregate class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution
Date), (H) the aggregate class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), and (I) the aggregate class certificate balance of the Class M-8 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 85.70% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-9 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (C) the aggregate class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the aggregate class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the aggregate class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the aggregate class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the aggregate class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution
Date), (H) the aggregate class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the aggregate class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date) and (J) the aggregate class certificate balance of the Class M-9 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 88.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Interest Distributions on the Certificates. On each Distribution Date, distributions from available funds will be allocated as follows:

(i) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the Swap Provider, if any,

(ii)  concurrently,

      (a) from the Interest Remittance Amount related to the Group I Mortgage Loans, to the Class A-1 Certificates, their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts; and

      (b) from the Interest Remittance Amount related to the Group II Mortgage Loans, to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts, provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (a) or (b) above, any Interest Remittance Amount relating to the other

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

         group of Mortgage Loans remaining after making the related payments set forth in clause (a) or (b) above will be available to cover that shortfall; and

(iii) from any remaining Interest Remittance Amount to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Certificates.

(A) On each Distribution Date (1) prior to the Stepdown Date or (2) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   sequentially:

      (a) concurrently, to the Residual Certificates, pro rata based on their respective class certificate balances, until their respective class certificate balances have been reduced to zero, and

      (b)   concurrently,

            (1) to the Class A-1 Certificates, the Group I Principal Distribution Amount, until the class certificate balances thereof have been reduced to zero; and

            (2) to the Class A-2 Certificates, the Group II Principal Distribution Amount, sequentially, to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero and then to the Class A-2D Certificates until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs (b)(1) and (b)(2) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A certificates is reduced to zero (considering the Class A-2A, Class A-2B, Class A-2C and Class A-2D certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i)(b) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection (i)(b), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs
      (b)(1) or (b)(2) above, as applicable), until their respective class certificate balances have been reduced to zero;

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.

(B) On each Distribution Date (1) on or after the Stepdown Date and (2) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   concurrently,

      (a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation Percentage for this class, until their class certificate balances have been reduced to zero, and

      (b) to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class A-2 Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, allocated sequentially to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero, and then to the Class A-2D Certificates until the class certificate balance thereof has been reduced to zero

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      provided, that if after making distributions pursuant to paragraphs (a) and (b) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A Certificates is reduced to zero (considering the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their class certificate balances have been reduced to zero;

(ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(v) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vi) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vii) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(viii)to the Class M-7 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-7 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(ix) to the Class M-8 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-8 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(x) to the Class M-9 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-9 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A-1 Certificates, on the one hand, and the Class A-2 Certificates, on the other hand, based on their respective class certificate balances, with the principal allocated to the Class A-2 Certificates, being allocated pro rata between the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be allocated sequentially as follows:

      (i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

      (ii) concurrently, to the Class A-1 Certificates, any Basis Risk Carry Forward Amounts for such class, and to the Class A-2 Certificates, any Basis Risk Carry Forward Amounts for such class, allocated pro rata by their respective Basis Risk Carry Forward Amounts,

      (iii) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates any Basis Risk Carry Forward Amount for such classes,

      (iv) certain swap termination payments to the Supplemental Interest Trust, and

      (v) if a 40-Year Trigger Event is in effect, then any remaining amounts will be distributed first, to the Class A-1 and Class A-2 Certificates, allocated to those classes as described under "Principal Distributions on the Certificates" above and then sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

            M-6, Class M-7, Class M-8 and Class M-9 Certificates, the lesser of
            (x) any remaining amounts and (y) the amount necessary to increase the actual overcollateralized amount for such distribution date so that a 40-Year Trigger Event is no longer in effect, in each case, until their respective class certificate balances have been reduced to zero; and

      (vi)  to the holders of the Class X Certificates, any remaining amounts.

Notwithstanding the foregoing, if the Stepdown Date is the date on which the class certificate balance of the Class A certificates is reduced to zero, any Principal Distribution Amount remaining after principal distributions to the Class A certificates pursuant to clause (A) above under the subheading "Principal Distributions on the Certificates" above will be included as part of the distributions pursuant to clause (B) above under the subheading "Principal Distributions on the Certificates" above.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the Swap Provider for such Distribution Date, the net swap receivable from the Swap Provider for such Distribution Date, any swap termination payments owed to the Swap Provider or received from the Swap Provider and cap payments to the issuing entity from the Interest Rate Cap. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the Swap Provider, any net swap payments and certain swap termination payments (other than a defaulted swap termination payment) owed for such Distribution Date,

(ii)  to the certificateholders, to pay interest according to sections (ii),
      (iii) and (iv) of the "Interest Distributions on the Certificates" section, to the extent unpaid from other available funds,

(iii) to the certificateholders, to pay principal according to the section "Principal Distributions on the Certificates," but only to the extent necessary to cause the overcollateralization to be restored to the required overcollateralization amount as a result of current or prior Realized Losses not previously so reimbursed (prior to distribution of any amounts due), to the extent unpaid from other available funds,

(iv) to the certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow," to the extent unpaid from other available funds,

(v) to the Swap Provider, any defaulted swap termination payment owed for such Distribution Date, and

(vi)  to the holders of the Class X Certificates, any remaining amounts.

Allocation of Realized Losses. If on any Distribution Date, after giving effect to all distributions of principal and allocations of payments from the Supplemental Interest Trust to pay principal as described above, the aggregate class certificate balances of the LIBOR Certificates exceeds the aggregate scheduled principal balance of the Mortgage Loans for that Distribution Date, the class certificate balance of the applicable Class M Certificates will be reduced, in inverse order of seniority (beginning with the Class M-9 Certificates) by an amount equal to that excess, until that class certificate balance is reduced to zero. This reduction of a class certificate balance for realized losses is referred to as an "Applied Realized Loss Amount." In the event Applied Realized Loss Amounts are allocated to any class of certificates, its class certificate balance will be reduced by the amount so allocated, and no funds will be distributable with respect to interest or Basis Risk Carry Forward Amounts on the amounts written down on that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution. Notwithstanding the foregoing, if after an Applied Realized Loss Amount is allocated to reduce the class certificate balance of any class of certificates, amounts are received with respect to any Mortgage Loan or related mortgaged property that had previously been liquidated or otherwise disposed of (any such amount being referred to as a "Subsequent Recovery"), the class certificate balance of each class of certificates that has been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the unpaid realized loss amount for the applicable class of Class M Certificates for the related Distribution Date). Any Subsequent Recovery that is received during a Prepayment Period will be treated as liquidation proceeds and included as part of the Principal Remittance Amount for the related Distribution Date.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)(2)
-------------------------------------------------


Product                  No Penalty     1-12 Months   13-24 Months    25-36 Months        Total
--------------------------------------------------------------------------------------------------
2 YR ARM                  $35,710,108   $11,048,670     $99,717,888      $1,104,976   $147,581,642
2 YR ARM 40/40              1,543,489             0       1,705,993               0      3,249,482
2 YR ARM BALLOON 40/30     69,426,214     7,239,079     140,601,176               0    217,266,469
2 YR ARM BALLOON 45/30      1,326,930             0       3,395,255         357,000      5,079,185
2 YR ARM BALLOON 50/30     21,326,053     4,754,302      65,095,720         791,493     91,967,568
2 YR ARM IO                30,218,589    12,913,122     104,176,046         456,910    147,764,668
3 YR ARM                   13,621,717     2,535,763       1,128,135      13,581,178     30,866,793
3 YR ARM 40/40                      0             0               0         201,500        201,500
3 YR ARM BALLOON 40/30     13,867,821     5,824,417       2,187,733      22,331,007     44,210,978
3 YR ARM BALLOON 50/30      1,990,150       621,155         208,800       9,028,538     11,848,643
3 YR ARM IO                 4,028,293     2,715,311       1,555,100      14,525,324     22,824,028
40 YR FIXED                    69,000             0               0       1,364,125      1,433,125
5 YR ARM 40/40                624,379             0         252,000       2,507,577      3,383,955
5 YR ARM BALLOON 40/30              0             0               0       2,425,789      2,425,789
5 YR ARM BALLOON 45/30              0             0               0         166,968        166,968
5 YR ARM BALLOON 50/30        472,500             0               0       1,221,101      1,693,601
5 YR ARM IO                   745,244             0         203,300       1,859,500      2,808,044
FIXED                      43,023,988     9,664,618      13,628,530      88,324,304    154,641,440
FIXED BALLOON 30/15           357,413        43,400         277,007         316,192        994,012
FIXED BALLOON 40/30         6,227,831     6,367,301       1,408,520      33,301,618     47,305,270
FIXED BALLOON 45/30                 0             0               0         646,448        646,448
FIXED BALLOON 50/30         3,475,312     4,472,540       1,072,908      28,967,682     37,988,441
FIXED IO                    1,997,896     5,568,663               0      14,176,935     21,743,494
--------------------------------------------------------------------------------------------------
Total:                   $250,052,927   $73,768,341    $436,614,111    $237,656,164   $998,091,543
--------------------------------------------------------------------------------------------------


(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2)   Columns may not add due to rounding

Remaining Prepayment Penalty Term by Product Type(1)(2)
-------------------------------------------------

Product                  No Penalty   1-12 Months   13-24 Months   25-36 Months
-------------------------------------------------------------------------------
2 YR ARM                      3.58%         1.11%          9.99%          0.11%
2 YR ARM 40/40                 0.15          0.00           0.17           0.00
2 YR ARM BALLOON 40/30         6.96          0.73          14.09           0.00
2 YR ARM BALLOON 45/30         0.13          0.00           0.34           0.04
2 YR ARM BALLOON 50/30         2.14          0.48           6.52           0.08
2 YR ARM IO                    3.03          1.29          10.44           0.05
3 YR ARM                       1.36          0.25           0.11           1.36
3 YR ARM 40/40                 0.00          0.00           0.00           0.02
3 YR ARM BALLOON 40/30         1.39          0.58           0.22           2.24
3 YR ARM BALLOON 50/30         0.20          0.06           0.02           0.90
3 YR ARM IO                    0.40          0.27           0.16           1.46
40 YR FIXED                    0.01          0.00           0.00           0.14
5 YR ARM                       0.06          0.00           0.03           0.25
5 YR ARM BALLOON 40/30         0.00          0.00           0.00           0.24
5 YR ARM BALLOON 45/30         0.00          0.00           0.00           0.02
5 YR ARM BALLOON 50/30         0.05          0.00           0.00           0.12
5 YR ARM IO                    0.07          0.00           0.02           0.19
FIXED                          4.31          0.97           1.37           8.85
FIXED BALLOON 30/15            0.04          0.00           0.03           0.03
FIXED BALLOON 40/30            0.62          0.64           0.14           3.34
FIXED BALLOON 45/30            0.00          0.00           0.00           0.06
FIXED BALLOON 50/30            0.35          0.45           0.11           2.90
FIXED IO                       0.20          0.56           0.00           1.42
-------------------------------------------------------------------------------
Total:                       25.05%         7.39%         43.74%         23.81%
-------------------------------------------------------------------------------

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2)   Columns may not add due to rounding.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Class M Certificates
------------------------------------------------

      The assumptions for the breakeven CDR table below are as follows:
o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied
o 1-month and 6-month Forward LIBOR curves (as of close on March 22, 2007) are used
o     40% loss severity
o     There is a 6 month lag in recoveries
o     100% Principal and Interest Advancing
o Run to call with collateral losses calculated through the life of the applicable bond
o Certificates are priced at par, except M-7 (95.4466%), M-8 (88.7383%) and M-9 (78.3501%)
o     Assumes bonds pay on 25th calendar day of the month


                                             First Dollar of Loss              LIBOR Flat                       0% Return
--------------------------------------------------------------------------------------------------------------------------------
Class M-1   CDR (%)                                             46.05                        46.18                         47.95
            Yield (%)                                          5.2543                       4.8001                        0.0158
            WAL                                                  2.68                         2.68                          2.59
            Modified Duration                                    2.47                         2.48                          2.46
            Principal Window                            Dec09 - Dec09                Dec09 - Dec09                 Nov09 - Nov09
            Principal Writedown                     38,680.11 (0.09%)           579,907.14 (1.38%)         5,759,109.23 (13.70%)
            Total Collat Loss                 244,069,793.02 (24.68%)      244,568,633.58 (24.73%)       248,898,872.62 (25.17%)
--------------------------------------------------------------------------------------------------------------------------------
Class M-2   CDR (%)                                             35.23                        35.38                         36.85
            Yield (%)                                          5.3729                       4.8187                        0.0149
            WAL                                                  3.18                         3.18                          3.08
            Modified Duration                                    2.89                         2.90                          2.88
            Principal Window                            Jun10 - Jun10                Jun10 - Jun10                 May10 - May10
            Principal Writedown                     13,113.22 (0.03%)           740,826.59 (1.92%)         6,382,375.77 (16.55%)
            Total Collat Loss                 211,213,724.23 (21.36%)      211,880,729.80 (21.42%)       216,644,182.59 (21.90%)
--------------------------------------------------------------------------------------------------------------------------------
Class M-3   CDR (%)                                             29.85                        29.98                         30.70
            Yield (%)                                          5.5609                       4.7715                        0.0127
            WAL                                                  3.43                         3.43                          3.41
            Modified Duration                                    3.09                         3.10                          3.15
            Principal Window                            Sep10 - Sep10                Sep10 - Sep10                 Sep10 - Sep10
            Principal Writedown                     25,064.04 (0.11%)           716,892.86 (3.02%)         4,522,655.97 (19.05%)
            Total Collat Loss                 190,711,268.53 (19.28%)      191,344,535.25 (19.35%)       194,824,350.91 (19.70%)
--------------------------------------------------------------------------------------------------------------------------------
Class M-4   CDR (%)                                             25.43                        25.74                         26.35
            Yield (%)                                          5.8896                       4.7618                        0.0626
            WAL                                                  3.76                         3.68                          3.65
            Modified Duration                                    3.33                         3.28                          3.33
            Principal Window                            Jan11 - Jan11                Dec10 - Dec10                 Dec10 - Dec10
            Principal Writedown                     54,613.26 (0.26%)           983,638.51 (4.74%)         4,472,262.78 (21.53%)
            Total Collat Loss                 173,252,869.77 (17.52%)      173,745,268.50 (17.57%)       176,937,988.36 (17.89%)
--------------------------------------------------------------------------------------------------------------------------------
Class M-5   CDR (%)                                             22.04                        22.22                         22.77
            Yield (%)                                          6.2063                       4.8152                        0.0475
            WAL                                                  3.93                         3.93                          3.88
            Modified Duration                                    3.44                         3.45                          3.51
            Principal Window                            Mar11 - Mar11                Mar11 - Mar11                 Mar11 - Mar11
            Principal Writedown                      5,027.76 (0.03%)         1,121,153.32 (5.97%)         4,502,949.91 (23.96%)
            Total Collat Loss                 156,765,397.78 (15.85%)      157,785,444.32 (15.95%)       160,879,054.42 (16.27%)
--------------------------------------------------------------------------------------------------------------------------------
Class M-6   CDR (%)                                             19.13                        19.33                         19.89
            Yield (%)                                          6.5631                       4.8354                        0.0643
            WAL                                                  4.18                         4.18                          4.03
            Modified Duration                                    3.59                         3.61                          3.60
            Principal Window                            Jun11 - Jun11                Jun11 - Jun11                 May11 - May11
            Principal Writedown                     52,549.74 (0.31%)         1,375,665.64 (8.18%)         4,454,467.26 (26.49%)
            Total Collat Loss                 142,427,951.53 (14.40%)      143,636,518.97 (14.52%)       146,136,299.40 (14.78%)
--------------------------------------------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Class M Certificates
------------------------------------------------

      The assumptions for the breakeven CDR table below are as follows:
o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied
o 1-month and 6-month Forward LIBOR curves (as of close on March 22, 2007) are used
o     40% loss severity
o     There is a 6 month lag in recoveries
o     100% Principal and Interest Advancing
o Run to call with collateral losses calculated through the life of the applicable bond
o Certificates are priced at par, except M-7 (95.4466%), M-8 (88.7383%) and M-9 (78.3501%)
o     Assumes bonds pay on 25th calendar day of the month


                                                First Dollar of Loss              LIBOR Flat                     0% Return
--------------------------------------------------------------------------------------------------------------------------------
Class M-7   CDR (%)                                            16.32                         16.80                         17.25
            Yield (%)                                         8.4038                        4.8055                        0.0723
            WAL                                                 4.43                          4.32                          4.21
            Modified Duration                                   3.69                          3.66                          3.71
            Principal Window                           Sep11 - Sep11                 Aug11 - Aug11                 Aug11 - Aug11
            Principal Writedown                     2,219.30 (0.01%)         2,949,360.55 (16.57%)         6,114,586.57 (34.35%)
            Total Collat Loss                127,112,787.50 (12.85%)       129,490,582.76 (13.09%)       132,352,858.36 (13.38%)
--------------------------------------------------------------------------------------------------------------------------------
Class M-8   CDR (%)                                            14.10                         14.62                         15.01
            Yield (%)                                        10.2882                        4.7448                        0.0635
            WAL                                                 4.60                          4.51                          4.30
            Modified Duration                                   3.74                          3.79                          3.77
            Principal Window                           Nov11 - Nov11                 Nov11 - Nov11                 Oct11 - Oct11
            Principal Writedown                    12,044.73 (0.08%)         4,053,292.02 (25.61%)         6,606,657.99 (41.75%)
            Total Collat Loss                113,634,942.06 (11.49%)       117,169,095.91 (11.85%)       119,164,132.55 (12.05%)
--------------------------------------------------------------------------------------------------------------------------------
Class M-9   CDR (%)                                            12.27                         12.90                         13.18
            Yield (%)                                        13.4685                        4.6978                        0.0841
            WAL                                                 4.76                          4.55                          4.31
            Modified Duration                                   3.74                          3.79                          3.77
            Principal Window                           Jan12 - Jan12                 Jan12 - Jan12                 Dec11 - Dec11
            Principal Writedown                    20,749.04 (0.14%)         5,709,552.23 (38.49%)         7,743,227.92 (52.20%)
            Total Collat Loss                101,941,263.87 (10.31%)       106,425,658.70 (10.76%)       107,849,585.38 (10.90%)
--------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Maturity
------------------------------------------------------------

      The assumptions for the sensitivity table below are as follows:
o     Prepayments capped at 85% CPR
o     Static LIBOR
o     10% Optional Clean-up Call is not exercised


                                   50 PPA           75 PPA           100 PPA          125 PPA          150 PPA          175 PPA
-------------------------------------------------------------------------------------------------------------------------------
Class A-1    WAL                    4.45             3.01             2.13             1.34             1.15             1.01
             First Prin Pay           1                1                1                1                1                1
             Last Prin Pay           329              241              180              35               28               25
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class A-2A   WAL                    1.73             1.25             1.00             0.83             0.71             0.62
             First Prin Pay           1                1                1                1                1                1
             Last Prin Pay           42               28               23               19               16               14
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class A-2B   WAL                    3.95             2.60             2.00             1.73             1.46             1.25
             First Prin Pay          42               28               23               19               16               14
             Last Prin Pay           58               36               27               23               20               18
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class A-2C   WAL                    7.63             5.02             3.00             2.09             1.86             1.64
             First Prin Pay          58               36               27               23               20               18
             Last Prin Pay           144              95               70               30               25               23
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class A-2D   WAL                    16.91            11.44            8.37             2.62             2.11             1.95
             First Prin Pay          144              95               70               30               25               23
             Last Prin Pay           329              241              180              35               28               25
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class M-1    WAL                    9.62             6.42             5.48             7.42             5.92             4.91
             First Prin Pay          51               39               50               66               53               44
             Last Prin Pay           301              213              158              141              113              94
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class M-2    WAL                    9.60             6.40             5.20             5.19             4.13             3.47
             First Prin Pay          51               38               46               53               42               36
             Last Prin Pay           293              206              152              118              95               78
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class M-3    WAL                    9.58             6.39             5.06             4.67             3.72             3.13
             First Prin Pay          51               38               44               48               38               33
             Last Prin Pay           283              197              145              113              90               75
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class M-4    WAL                    9.56             6.37             4.98             4.44             3.54             2.99
             First Prin Pay          51               37               42               45               36               31
             Last Prin Pay           275              191              141              109              87               72
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class M-5    WAL                    9.54             6.34             4.92             4.29             3.42             2.90
             First Prin Pay          51               37               41               43               34               30
             Last Prin Pay           268              184              136              105              84               70
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class M-6    WAL                    9.51             6.32             4.88             4.18             3.33             2.83
             First Prin Pay          51               37               40               41               33               29
             Last Prin Pay           259              178              131              101              81               67
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class M-7    WAL                    9.47             6.29             4.83             4.09             3.26             2.77
             First Prin Pay          51               37               39               40               32               28
             Last Prin Pay           251              171              126              97               78               64
-------------------------------------------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Maturity
------------------------------------------------------------

      The assumptions for the sensitivity table below are as follows:
o     Prepayments capped at 85% CPR
o     Static LIBOR
o     10% Optional Clean-up Call is not exercised


                                   50 PPA           75 PPA           100 PPA          125 PPA          150 PPA          175 PPA
-------------------------------------------------------------------------------------------------------------------------------
Class M-8    WAL                    9.41             6.25             4.77             4.00             3.19             2.71
             First Prin Pay          51               37               39               39               31               27
             Last Prin Pay           239              162              119              92               74               61
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class M-9    WAL                    9.34             6.19             4.71             3.92             3.13             2.66
             First Prin Pay          51               37               38               38               30               26
             Last Prin Pay           227              153              112              87               69               57
-------------------------------------------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Call
--------------------------------------------------------

      The assumptions for the sensitivity table below are as follows:
o     Prepayments capped at 85% CPR
o     Static LIBOR
o     10% Optional Clean-up Call is exercised on the first date possible


                                   50 PPA           75 PPA           100 PPA          125 PPA          150 PPA          175 PPA
-------------------------------------------------------------------------------------------------------------------------------
Class A-1     WAL                    4.14             2.79             1.96             1.34             1.15             1.01
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           159              106              77               35               28               25
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class A-2A    WAL                    1.73             1.25             1.00             0.83             0.71             0.62
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           42               28               23               19               16               14
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class A-2B    WAL                    3.95             2.60             2.00             1.73             1.46             1.25
              First Prin Pay          42               28               23               19               16               14
              Last Prin Pay           58               36               27               23               20               18
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class A-2C    WAL                    7.63             5.02             3.00             2.09             1.86             1.64
              First Prin Pay          58               36               27               23               20               18
              Last Prin Pay           144              95               70               30               25               23
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class A-2D    WAL                    13.05            8.67             6.28             2.62             2.11             1.95
              First Prin Pay          144              95               70               30               25               23
              Last Prin Pay           159              106              77               35               28               25
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class M-1     WAL                    8.67             5.75             4.97             4.85             3.85             3.26
              First Prin Pay          51               39               50               59               47               40
              Last Prin Pay           159              106              77               59               47               40
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class M-2     WAL                    8.67             5.74             4.70             4.72             3.75             3.17
              First Prin Pay          51               38               46               53               42               36
              Last Prin Pay           159              106              77               59               47               40
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class M-3     WAL                    8.67             5.74             4.58             4.29             3.41             2.89
              First Prin Pay          51               38               44               48               38               33
              Last Prin Pay           159              106              77               59               47               40
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class M-4     WAL                    8.67             5.74             4.51             4.07             3.24             2.76
              First Prin Pay          51               37               42               45               36               31
              Last Prin Pay           159              106              77               59               47               40
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class M-5     WAL                    8.67             5.74             4.47             3.94             3.13             2.68
              First Prin Pay          51               37               41               43               34               30
              Last Prin Pay           159              106              77               59               47               40
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class M-6     WAL                    8.67             5.74             4.44             3.84             3.05             2.61
              First Prin Pay          51               37               40               41               33               29
              Last Prin Pay           159              106              77               59               47               40
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class M-7     WAL                    8.67             5.74             4.41             3.76             3.00             2.56
              First Prin Pay          51               37               39               40               32               28
              Last Prin Pay           159              106              77               59               47               40
-------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Call
--------------------------------------------------------

      The assumptions for the sensitivity table below are as follows:
o     Prepayments capped at 85% CPR
o     Static LIBOR
o     10% Optional Clean-up Call is exercised on the first date possible


                                   50 PPA           75 PPA           100 PPA          125 PPA          150 PPA          175 PPA
-------------------------------------------------------------------------------------------------------------------------------
Class M-8     WAL                   8.67             5.74             4.39             3.70             2.95            2.52
              First Prin Pay         51               37               39               39               31              27
              Last Prin Pay          159              106              77               59               47              40
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Class M-9     WAL                   8.67             5.74             4.37             3.65             2.91            2.50
              First Prin Pay         51               37               38               38               30              26
              Last Prin Pay          159              106              77               59               47              40
-------------------------------------------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread. The information in the following table has been prepared in accordance with the following assumptions (i) 1-month and 6-month LIBOR adjust in accordance with the LIBOR Forward Curves as of close on March 22, 2007, (ii) day count convention of 30/360 is applied, and (iii) prepayments on the Mortgage Loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the Mortgage Loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual excess spread on any Distribution Date will conform to the corresponding rate set forth for that Distribution Date in the following table.


         Distribution    Excess               Distribution    Excess              Distribution    Excess
Period       Date       Spread(%)   Period        Date       Spread(%)   Period       Date       Spread(%)
------   ------------   ---------   ------    ------------   ---------   ------   ------------   ---------
   1        Apr-07         6.79       49         Apr-11        4.16        97        Apr-15        3.25
   2        May-07         2.53       50         May-11        4.32        98        May-15        3.43
   3        Jun-07         2.36       51         Jun-11        4.14        99        Jun-15        3.22
   4        Jul-07         2.53       52         Jul-11        4.29        100       Jul-15        3.40
   5        Aug-07         2.36       53         Aug-11        4.15        101       Aug-15        3.20
   6        Sep-07         2.36       54         Sep-11        4.14        102       Sep-15        3.19
   7        Oct-07         2.53       55         Oct-11        4.30        103       Oct-15        3.37
   8        Nov-07         2.37       56         Nov-11        4.12        104       Nov-15        3.16
   9        Dec-07         2.54       57         Dec-11        4.28        105       Dec-15        3.35
  10        Jan-08         2.38       58         Jan-12        4.10        106       Jan-16        3.17
  11        Feb-08         2.39       59         Feb-12        4.11        107       Feb-16        3.20
  12        Mar-08         2.74       60         Mar-12        4.45        108       Mar-16        3.59
  13        Apr-08         2.42       61         Apr-12        4.10        109       Apr-16        3.24
  14        May-08         2.60       62         May-12        4.26        110       May-16        3.45
  15        Jun-08         2.45       63         Jun-12        4.07        111       Jun-16        3.28
  16        Jul-08         2.62       64         Jul-12        4.22        112       Jul-16        3.48
  17        Aug-08         2.47       65         Aug-12        4.06        113       Aug-16        3.33
  18        Sep-08         2.49       66         Sep-12        4.05        114       Sep-16        3.36
  19        Oct-08         2.66       67         Oct-12        4.20        115       Oct-16        3.57
  20        Nov-08         2.51       68         Nov-12        4.01        116       Nov-16        3.42
  21        Dec-08         2.68       69         Dec-12        4.17        117       Dec-16        3.62
  22        Jan-09         2.53       70         Jan-13        3.98        118       Jan-17        3.47
  23        Feb-09         3.49       71         Feb-13        3.98        119       Feb-17        3.51
  24        Mar-09         4.20       72         Mar-13        4.49        120       Mar-17        4.06
  25        Apr-09         3.71       73         Apr-13        3.95
  26        May-09         3.88       74         May-13        4.11
  27        Jun-09         3.72       75         Jun-13        3.92
  28        Jul-09         3.87       76         Jul-13        4.08
  29        Aug-09         3.99       77         Aug-13        3.91
  30        Sep-09         4.05       78         Sep-13        3.50
  31        Oct-09         4.20       79         Oct-13        3.67
  32        Nov-09         4.04       80         Nov-13        3.47
  33        Dec-09         4.21       81         Dec-13        3.64
  34        Jan-10         4.07       82         Jan-14        3.44
  35        Feb-10         4.28       83         Feb-14        3.44
  36        Mar-10         4.80       84         Mar-14        3.99
  37        Apr-10         4.30       85         Apr-14        3.41
  38        May-10         4.31       86         May-14        3.58
  39        Jun-10         4.01       87         Jun-14        3.37
  40        Jul-10         4.21       88         Jul-14        3.55
  41        Aug-10         4.13       89         Aug-14        3.36
  42        Sep-10         4.15       90         Sep-14        3.35
  43        Oct-10         4.32       91         Oct-14        3.52
  44        Nov-10         4.16       92         Nov-14        3.32
  45        Dec-10         4.32       93         Dec-14        3.49
  46        Jan-11         4.15       94         Jan-15        3.28
  47        Feb-11         4.17       95         Feb-15        3.28
  48        Mar-11         4.67       96         Mar-15        3.84


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap, Loan Group I Cap, Loan Group II Cap. The information in the following table has been prepared in accordance with the following assumptions (i) 1-month and 6-month LIBOR remain constant at 20.00%, (ii) day count convention of actual/360 is applied, (iii) prepayments on the Mortgage Loans occur at the Pricing Prepayment Assumption, and (iv) 10% Optional Clean-up Call is not exercised. It is highly unlikely, however, that prepayments on the Mortgage Loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the Mortgage Loans on any Distribution Date will conform to the corresponding rate set forth for that Distribution Date in the following table.


         Distribution                 Loan Group   Loan Group            Distribution                 Loan Group   Loan Group
Period       Date       WAC Cap (%)   I Cap (%)    II Cap (%)   Period       Date       WAC Cap (%)   I Cap (%)    II Cap (%)
------   ------------   -----------   ----------   ----------   ------   ------------   -----------   ----------   ----------
  1         Apr-07         60.00        60.43         59.56       49        Apr-11         19.32        19.28        19.35
  2         May-07         21.75        21.82         21.68       50        May-11         19.60        19.56        19.63
  3         Jun-07         21.45        21.52         21.38       51        Jun-11         19.13        19.10        19.17
  4         Jul-07         21.64        21.71         21.56       52        Jul-11         19.42        19.39        19.46
  5         Aug-07         21.31        21.38         21.24       53        Aug-11         19.04        19.02        19.06
  6         Sep-07         21.22        21.29         21.15       54        Sep-11         18.96        18.94        18.97
  7         Oct-07         21.37        21.44         21.29       55        Oct-11         19.24        19.22        19.26
  8         Nov-07         21.01        21.07         20.93       56        Nov-11         18.77        18.76        18.79
  9         Dec-07         21.12        21.19         21.05       57        Dec-11         19.06        19.04        19.08
  10        Jan-08         20.73        20.79         20.66       58        Jan-12         18.60        18.58        18.62
  11        Feb-08         20.56        20.63         20.50       59        Feb-12         18.54        18.53        18.56
  12        Mar-08         20.91        20.98         20.84       60        Mar-12         19.24        19.22        19.26
  13        Apr-08         20.24        20.30         20.17       61        Apr-12         11.11        11.09        11.14
  14        May-08         20.32        20.39         20.25       62        May-12         11.46        11.44        11.49
  15        Jun-08         19.91        19.98         19.84       63        Jun-12         11.07        11.05        11.10
  16        Jul-08         19.99        20.06         19.92       64        Jul-12         11.42        11.40        11.45
  17        Aug-08         19.59        19.65         19.52       65        Aug-12         11.04        11.01        11.06
  18        Sep-08         19.43        19.49         19.36       66        Sep-12         11.02        10.99        11.05
  19        Oct-08         19.51        19.58         19.44       67        Oct-12         11.37        11.34        11.40
  20        Nov-08         19.10        19.17         19.04       68        Nov-12         10.98        10.95        11.02
  21        Dec-08         19.19        19.26         19.12       69        Dec-12         11.33        11.30        11.36
  22        Jan-09         18.80        18.86         18.73       70        Jan-13         10.94        10.91        10.98
  23        Feb-09         19.57        19.69         19.44       71        Feb-13         10.93        10.89        10.96
  24        Mar-09         20.28        20.29         20.27       72        Mar-13         12.08        12.04        12.12
  25        Apr-09         18.89        18.89         18.88       73        Apr-13         10.89        10.85        10.93
  26        May-09         18.72        18.72         18.72       74        May-13         11.23        11.19        11.28
  27        Jun-09         18.20        18.20         18.20       75        Jun-13         10.85        10.81        10.89
  28        Jul-09         18.31        18.31         18.31       76        Jul-13         11.19        11.15        11.24
  29        Aug-09         18.49        18.53         18.44       77        Aug-13         10.81        10.77        10.86
  30        Sep-09         18.48        18.45         18.51       78        Sep-13         10.80        10.75        10.85
  31        Oct-09         18.64        18.61         18.67       79        Oct-13         11.14        11.09        11.19
  32        Nov-09         18.15        18.12         18.19       80        Nov-13         10.76        10.71        10.81
  33        Dec-09         18.29        18.26         18.32       81        Dec-13         11.10        11.05        11.15
  34        Jan-10         17.84        17.81         17.88       82        Jan-14         10.72        10.67        10.77
  35        Feb-10         18.44        18.49         18.39       83        Feb-14         10.70        10.65        10.75
  36        Mar-10         19.80        19.77         19.82       84        Mar-14         11.83        11.77        11.89
  37        Apr-10         18.93        18.91         18.96       85        Apr-14         10.66        10.61        10.72
  38        May-10         19.51        19.49         19.53       86        May-14         11.00        10.94        11.06
  39        Jun-10         19.10        19.08         19.13       87        Jun-14         10.62        10.57        10.68
  40        Jul-10         19.36        19.34         19.39       88        Jul-14         10.96        10.90        11.02
  41        Aug-10         19.59        19.63         19.55       89        Aug-14         10.58        10.53        10.64
  42        Sep-10         19.63        19.60         19.66       90        Sep-14         10.56        10.51        10.63
  43        Oct-10         19.89        19.86         19.92       91        Oct-14         10.90        10.83        10.96
  44        Nov-10         19.42        19.39         19.46       92        Nov-14         10.52        10.46        10.59
  45        Dec-10         19.69        19.66         19.72       93        Dec-14         10.85        10.79        10.92
  46        Jan-11         19.25        19.21         19.28       94        Jan-15         10.48        10.42        10.55
  47        Feb-11         19.44        19.44         19.44       95        Feb-15         10.46        10.40        10.53
  48        Mar-11         20.62        20.58         20.65       96        Mar-15         11.56        11.49        11.64


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap, Loan Group I Cap, Loan Group II Cap. The information in the following table has been prepared in accordance with the following assumptions (i) 1-month and 6-month LIBOR remain constant at 20.00%, (ii) day count convention of actual/360 is applied, (iii) prepayments on the Mortgage Loans occur at the Pricing Prepayment Assumption, and (iv) 10% Optional Clean-up Call is not exercised. It is highly unlikely, however, that prepayments on the Mortgage Loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the Mortgage Loans on any Distribution Date will conform to the corresponding rate set forth for that Distribution Date in the following table.


Period   Distribution Date   WAC Cap (%)   Loan Group I Cap (%)   Loan Group II Cap (%)
------   -----------------   -----------   --------------------   ---------------------
  97          Apr-15            10.42              10.36                  10.49
  98          May-15            10.75              10.68                  10.82
  99          Jun-15            10.39              10.32                  10.45
 100          Jul-15            10.71              10.64                  10.78
 101          Aug-15            10.35              10.28                  10.42
 102          Sep-15            10.33              10.26                  10.40
 103          Oct-15            10.65              10.58                  10.73
 104          Nov-15            10.29              10.22                  10.36
 105          Dec-15            10.61              10.53                  10.69
 106          Jan-16            10.25              10.17                  10.32
 107          Feb-16            10.23              10.15                  10.30
 108          Mar-16            10.91              10.83                  11.00
 109          Apr-16            10.19              10.11                  10.27
 110          May-16            10.51              10.43                  10.59
 111          Jun-16            10.15              10.07                  10.23
 112          Jul-16            10.47              10.39                  10.55
 113          Aug-16            10.11              10.03                  10.19
 114          Sep-16            10.09              10.01                  10.18
 115          Oct-16            10.41              10.33                  10.50
 116          Nov-16            10.05              9.97                   10.14
 117          Dec-16            10.37              10.28                  10.46
 118          Jan-17            10.02              9.93                   10.10
 119          Feb-17            10.00              9.91                   10.08
 120          Mar-17            11.05              10.95                  11.14


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of $933,168,000. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the issuing entity will be obligated to pay an amount equal to a per annum rate of 5.00% (on an actual/360 basis) on the swap notional amount balance to the Swap Provider and the issuing entity will be entitled to receive an amount equal to a per annum rate of 1-month LIBOR (on a actual/360 basis) on the swap notional amount from the Swap Provider. Only the net amount of the two obligations above will be paid by the appropriate party.

                                  Swap Schedule


                             Swap Notional                                Swap Notional
Period   Distribution Date     Amount ($)    Period   Distribution Date    Amount ($)
------   -----------------   -------------   ------   -----------------   -------------
  1            Apr-07         933,168,000      38          May-10          143,540,134
  2            May-07         920,965,770      39          Jun-10          136,417,001
  3            Jun-07         905,892,726      40          Jul-10          129,666,181
  4            Jul-07         887,971,736      41          Aug-10          123,267,395
  5            Aug-07         867,248,429      42          Sep-10          117,201,614
  6            Sep-07         843,795,975      43          Oct-10          111,450,534
  7            Oct-07         817,711,304      44          Nov-10          105,997,067
  8            Nov-07         789,116,319      45          Dec-10          100,825,098
  9            Dec-07         758,161,576      46          Jan-11           95,919,417
  10           Jan-08         725,030,801      47          Feb-11           91,265,667
  11           Feb-08         690,046,825      48          Mar-11           86,850,299
  12           Mar-08         656,046,781      49          Apr-11           82,660,504
  13           Apr-08         623,615,801      50          May-11           78,684,195
  14           May-08         592,680,696      51          Jun-11           74,909,958
  15           Jun-08         563,156,198      52          Jul-11           71,327,013
  16           Jul-08         534,994,405      53          Aug-11           67,925,177
  17           Aug-08         508,131,496      54          Sep-11           64,694,828
  18           Sep-08         482,487,935      55          Oct-11           61,626,883
  19           Oct-08         458,016,311      56          Nov-11           58,712,757
  20           Nov-08         434,668,843      57          Dec-11           55,944,307
  21           Dec-08         412,387,765      58          Jan-12           53,313,890
  22           Jan-09         391,020,515      59          Feb-12           50,813,415
  23           Feb-09         369,777,420      60          Mar-12           48,432,192
  24           Mar-09         327,250,180
  25           Apr-09         285,106,649
  26           May-09         249,097,131
  27           Jun-09         230,137,652
  28           Jul-09         215,507,109
  29           Aug-09         209,183,000
  30           Sep-09         209,183,000
  31           Oct-09         205,819,959
  32           Nov-09         195,406,137
  33           Dec-09         185,545,793
  34           Jan-10         176,208,382
  35           Feb-10         167,365,379
  36           Mar-10         158,990,729
  37           Apr-10         151,057,102


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Interest Rate Cap. This transaction will contain a one-month LIBOR interest rate cap agreement with an initial notional amount of $0, a strike rate of one-month LIBOR equal to a per annum rate of 6.50% (on an actual/360 basis) and a term of 60 months. The Interest Rate Cap notional amount will amortize according to the schedule below.

                         The Interest Rate Cap Schedule


                             Interest Rate Cap                                 Interest Rate Cap
Period   Distribution Date   Notional Amount($)   Period   Distribution Date   Notional Amount($)
------   -----------------   ------------------   ------   -----------------   ------------------
  1            Apr-07               0               38           May-10           65,642,866
  2            May-07           2,097,044           39           Jun-10           65,158,236
  3            Jun-07           4,711,136           40           Jul-10           63,839,615
  4            Jul-07           7,837,218           41           Aug-10           62,505,755
  5            Aug-07           11,462,560          42           Sep-10           61,161,393
  6            Sep-07           15,565,802          43           Oct-10           59,810,585
  7            Oct-07           20,117,778          44           Nov-10           58,457,115
  8            Nov-07           25,081,144          45           Dec-10           57,104,407
  9            Dec-07           30,409,573          46           Jan-11           55,755,543
  10           Jan-08           36,046,864          47           Feb-11           54,413,289
  11           Feb-08           41,904,704          48           Mar-11           53,080,128
  12           Mar-08           47,351,695          49           Apr-11           51,758,258
  13           Apr-08           52,275,016          50           May-11           50,449,639
  14           May-08           56,709,232          51           Jun-11           49,156,003
  15           Jun-08           60,689,529          52           Jul-11           47,878,877
  16           Jul-08           64,242,820          53           Aug-11           46,619,592
  17           Aug-08           67,398,228          54           Sep-11           45,379,301
  18           Sep-08           70,186,689          55           Oct-11           44,159,007
  19           Oct-08           72,630,703          56           Nov-11           42,959,561
  20           Nov-08           74,753,119          57           Dec-11           41,781,660
  21           Dec-08           76,578,948          58           Jan-12           40,625,907
  22           Jan-09           78,141,739          59           Feb-12           39,492,344
  23           Feb-09           79,551,839          60           Mar-12           38,377,615
  24           Mar-09           83,501,062
  25           Apr-09           86,339,010
  26           May-09           87,465,920
  27           Jun-09           87,199,795
  28           Jul-09           86,566,981
  29           Aug-09           78,276,315
  30           Sep-09           64,286,928
  31           Oct-09           54,254,002
  32           Nov-09           51,838,442
  33           Dec-09           49,411,276
  34           Jan-10           46,979,529
  35           Feb-10           44,549,757
  36           Mar-10           50,192,271
  37           Apr-10           58,125,898


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data(1)
------------------------------

                       The Mortgage Loans - All Collateral

Aggregate Scheduled Principal Balance:(2)                           $998,091,543
Number of Mortgage Loans:                                                  5,030
Average Scheduled Principal Balance:                                    $198,428
Weighted Average Gross Interest Rate:                                     8.152%
Weighted Average Net Interest Rate:(3)                                    7.642%
Weighted Average Original FICO Score:                                        622
Weighted Average Combined Original LTV Ratio:(4)                          81.38%
Weighted Average Combined Original LTV Ratio
  with Silent Seconds:(4)                                                 85.76%
Weighted Average Stated Remaining Term (months):                             358
Weighted Average Seasoning (months):                                           1
Weighted Average Months to Roll:(5)                                           26
Weighted Average Gross Margin:(5)                                         6.055%
Weighted Average Initial Rate Cap:(5)                                     2.113%
Weighted Average Periodic Rate Cap:(5)                                    1.366%
Weighted Average Gross Maximum Lifetime Rate:(5)                         14.901%
Percentage of Mortgage Loans with Silent Seconds:(6)                      18.46%
Non-Zero Weighted Average Debt to Income Ratio at
  Origination:                                                            41.91%
Percentage of Mortgage Loans with Mortgage Insurance:                      0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the statistical calculation date unless otherwise noted.
(2) The initial aggregate scheduled principal balance of the collateral will be subject to an upward or downward variance of no more than approximately 10%.
(3) The weighted average net interest rate is equivalent to the weighted average gross interest rate less the servicing and master servicing fee rates.
(4) With respect to the second lien mortgage loans, the combined original LTV reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property. The combined original LTV with silent seconds reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, including any second lien mortgage loans not included in the mortgage loan pool that is secured by the related mortgaged property and originated in connection with the origination of the first lien mortgage loan, plus the original principal balance of the related first lien mortgage loan, to the original value of the related mortgaged property.
(5) Represents the weighted average of the adjustable-rate mortgage loans in the mortgage loan pool.
(6) Represents percentage of mortgage loans in the mortgage loan pool as to which a second lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first lien mortgage loan and the second lien mortgage loan is not included in the mortgage loan pool.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    Distribution by Current Principal Balance


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
Current                   of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Principal Balance       Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below            517    $17,279,526        1.73%    10.656%       647     $33,423      96.07%   96.07%   66.97%     88.35%
$50,001 - $75,000          433     27,424,994        2.75      9.854        618      63,337      83.19    84.47    67.78      79.61
$75,001 - $100,000         463     40,411,583        4.05      9.242        609      87,282      80.84    83.91    68.93      88.87
$100,001 - $125,000        448     50,619,571        5.07      8.893        608     112,990      81.87    85.41    70.53      87.83
$125,001 - $150,000        423     58,206,099        5.83      8.649        610     137,603      80.71    84.70    74.96      92.17
$150,001 - $200,000        775    135,623,329       13.59      8.215        614     174,998      80.27    84.18    68.77      89.19
$200,001 - $250,000        584    130,748,863       13.10      8.026        614     223,885      80.54    84.67    64.19      91.51
$250,001 - $300,000        363     99,582,752        9.98      8.007        611     274,333      81.42    85.28    63.29      92.98
$300,001 - $350,000        289     93,808,283        9.40      7.849        625     324,596      80.25    85.21    59.11      90.50
$350,001 - $400,000        241     89,831,279        9.00      7.694        626     372,744      81.09    86.29    58.65      92.93
$400,001 - $450,000        174     74,203,001        7.43      7.561        630     426,454      81.64    87.39    58.69      97.64
$450,001 - $500,000        131     62,361,769        6.25      7.567        626     476,044      80.79    86.30    54.15      92.31
$500,001 - $550,000         60     31,552,624        3.16      7.745        647     525,877      81.54    90.15    44.95      93.42
$550,001 - $600,000         43     24,806,422        2.49      7.785        650     576,894      83.02    88.10    50.97      93.00
$600,001 & Above            86     61,631,445        6.17      8.044        651     716,645      82.94    86.96    46.72      97.50
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,030   $998,091,543      100.00%     8.152%       622    $198,428      81.38%   85.76%   61.98%     91.71%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Current Rate


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Current Rate            Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499%               4       $895,998        0.09%     5.329%       710    $224,000      60.74%   64.66%   80.37%    100.00%
5.500 - 5.999%              69     22,174,934        2.22      5.802        669     321,376      75.33    80.75    89.50      98.59
6.000 - 6.499%             218     62,338,717        6.25      6.268        657     285,957      76.35    80.07    86.68      97.81
6.500 - 6.999%             512    142,588,909       14.29      6.763        647     278,494      78.17    83.58    79.56      97.71
7.000 - 7.499%             457    117,669,795       11.79      7.268        630     257,483      78.85    86.92    67.50      97.38
7.500 - 7.999%             699    165,144,529       16.55      7.759        630     236,258      80.80    86.94    62.31      92.86
8.000 - 8.499%             532    123,804,725       12.40      8.251        616     232,716      81.05    85.83    56.08      90.88
8.500 - 8.999%             644    126,759,116       12.70      8.738        604     196,831      83.15    86.24    55.07      86.46
9.000 - 9.499%             378     66,479,428        6.66      9.245        591     175,872      83.06    84.89    52.42      86.60
9.500 - 9.999%             595     81,548,810        8.17      9.730        590     137,057      85.24    86.68    47.87      82.89
10.000% & Above            922     88,686,582        8.89     10.979        606      96,189      89.38    90.07    39.63      86.95
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,030   $998,091,543      100.00%     8.152%       622    $198,428      81.38%   85.76%   61.98%     91.71%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Credit Score


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Credit Score            Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                127    $28,547,195        2.86%     7.455%       766    $224,781      79.56%   86.88%   41.40%     79.99%
720 - 739                   92     18,315,962        1.84      7.660        729     199,087      81.27    89.21    36.69      88.73
700 - 719                  158     37,867,210        3.79      7.526        709     239,666      81.05    87.58    46.44      87.07
680 - 699                  240     51,453,319        5.16      7.603        688     214,389      82.71    90.61    42.64      86.17
660 - 679                  476     91,319,783        9.15      7.805        668     191,848      82.84    90.02    48.38      85.89
640 - 659                  740    148,179,667       14.85      7.886        649     200,243      83.06    91.07    49.36      88.73
620 - 639                  724    141,144,094       14.14      7.935        629     194,950      84.01    88.65    71.28      91.93
600 - 619                  817    158,549,535       15.89      8.222        610     194,063      83.41    87.85    73.23      93.64
580 - 599                  512    111,742,983       11.20      8.342        590     218,248      82.02    82.32    70.55      94.61
560 - 579                  326     63,028,893        6.31      8.575        569     193,340      78.00    78.72    63.13      96.18
540 - 559                  334     62,382,200        6.25      8.687        551     186,773      76.52    77.03    68.28      97.32
520 - 539                  256     44,841,644        4.49      9.057        530     175,163      73.49    74.01    70.16      97.95
500 - 519                  228     40,719,060        4.08      9.365        510     178,592      74.63    75.31    83.14      97.91
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,030   $998,091,543      100.00%     8.152%       622    $198,428      81.38%   85.76%   61.98%     91.71%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by Lien


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Lien                    Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1                        4,331   $963,004,030       96.48%     8.045%       621    $222,351      80.72%   85.26%   62.30%     91.74%
2                          699     35,087,513        3.52     11.081        660      50,197      99.68    99.68    53.17      90.83
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,030   $998,091,543      100.00%     8.152%       622    $198,428      81.38%   85.76%   61.98%     91.71%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Combined Original LTV


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
Combined                  of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Original LTV             Loans     Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below             354    $59,996,793        6.01%     7.717%       607    $169,482      49.69%   49.93%   60.21%     90.24%
60.01 - 70.00%             384     83,510,924        8.37      7.907        597     217,476      66.45    66.77    55.03      90.73
70.01 - 80.00%           1,680    395,241,749       39.60      7.749        630     235,263      78.61    89.22    60.57      94.45
80.01 - 85.00%             561    126,109,358       12.64      8.171        598     224,794      84.31    85.16    64.71      93.31
85.01 - 90.00%             766    173,114,834       17.34      8.330        623     225,998      89.54    89.70    59.52      84.12
90.01 - 95.00%             427     95,676,152        9.59      8.499        629     224,066      94.66    94.67    76.83      92.83
95.01 - 100.00%            858     64,441,733        6.46     10.310        651      75,107      99.92    99.92    60.52      93.15
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,030   $998,091,543      100.00%     8.152%       622    $198,428      81.38%   85.76%   61.98%     91.71%
------------------------------------------------------------------------------------------------------------------------------------


            Distribution by Combined Original LTV with Silent Seconds


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
Combined Original       Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
LTV with Silent           of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Seconds                 Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below             351    $59,342,393        5.95%     7.714%       607    $169,067      49.60%   49.65%   60.38%     90.43%
60.01 - 70.00%             380     82,477,835        8.26      7.919        595     217,047      66.42    66.45    55.76      91.03
70.01 - 80.00%             835    183,703,825       18.41      7.921        601     220,005      77.02    77.12    67.05      94.12
80.01 - 85.00%             521    117,851,827       11.81      8.132        598     226,203      84.21    84.25    65.29      93.57
85.01 - 90.00%             754    170,744,452       17.11      8.313        624     226,452      89.41    89.53    59.76      84.14
90.01 - 95.00%             493    110,750,250       11.10      8.460        627     224,646      93.01    94.67    74.85      91.57
95.01 - 100.00%          1,696    273,220,961       27.37      8.255        654     161,097      84.79    99.94    55.55      94.57
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,030   $998,091,543      100.00%     8.152%       622    $198,428      81.38%   85.76%   61.98%     91.71%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Documentation


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Documentation           Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                 3,304   $618,639,425       61.98%     7.868%       613    $187,240      81.71%   85.55%  100.00%     95.08%
Stated Doc               1,615    358,463,916       35.91      8.625        637     221,959      80.61    85.91     0.00      86.20
Limited Doc                104     20,107,079        2.01      8.394        624     193,337      85.64    90.52     0.00      87.36
No Doc                       7        881,123        0.09      9.248        679     125,875      72.52    72.52     0.00      64.59
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,030   $998,091,543      100.00%     8.152%       622    $198,428      81.38%   85.76%   61.98%     91.71%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Purpose


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Purpose                 Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi             2,594   $573,351,918       57.44%     8.033%       609    $221,030      79.12%   79.64%   66.09%     93.30%
Purchase                 1,913    307,748,855       30.83      8.531        644     160,872      85.41    96.25    49.75      86.68
Rate/term Refi             523    116,990,770       11.72      7.736        626     223,692      81.89    88.20    74.02      97.14
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,030   $998,091,543      100.00%     8.152%       622    $198,428      81.38%   85.76%   61.98%     91.71%
------------------------------------------------------------------------------------------------------------------------------------


                            Distribution by Occupancy


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Occupancy               Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied           4,518   $915,365,016       91.71%     8.087%       619    $202,604      81.32%   85.83%   64.26%    100.00%
Investor                   340     56,463,884        5.66      8.997        648     166,070      82.03    82.43    34.62       0.00
Second Home                172     26,262,642        2.63      8.584        659     152,690      82.37    90.82    41.38       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,030   $998,091,543      100.00%     8.152%       622    $198,428      81.38%   85.76%   61.98%     91.71%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Property Type


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Property Type           Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family            3,643   $702,547,091       70.39%     8.154%       618    $192,849      80.97%   85.00%   63.68%     93.46%
PUD                        741    151,838,656       15.21      8.014        625     204,910      83.46    88.67    67.15      91.70
Condo                      340     60,881,514        6.10      8.483        636     179,063      83.12    89.93    48.62      83.28
2 Family                   226     57,130,477        5.72      7.922        638     252,790      79.29    85.03    49.26      89.57
3-4 Family                  71     24,749,327        2.48      8.664        639     348,582      80.78    81.23    43.07      68.25
Townhouse                    9        944,477        0.09      8.060        626     104,942      83.70    83.70    92.59      80.68
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,030   $998,091,543      100.00%     8.152%       622    $198,428      81.38%   85.76%   61.98%     91.71%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by State


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
State                   Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                         887   $292,860,179       29.34%     7.817%       631    $330,169      80.20%   85.79%   51.74%     93.74%
FL                         563    103,077,634       10.33      8.110        617     183,086      79.97    83.98    58.69      89.16
NY                         214     59,523,854        5.96      7.794        635     278,149      78.01    82.86    54.46      95.13
TX                         443     41,748,579        4.18      8.664        616      94,241      82.67    87.61    64.30      88.21
NJ                         159     39,694,104        3.98      8.329        616     249,648      78.25    81.16    60.97      94.00
MD                         168     38,604,137        3.87      8.059        605     229,787      80.95    84.06    77.27      96.38
VA                         165     33,667,440        3.37      8.036        616     204,045      83.03    85.39    74.40      89.41
AZ                         183     33,486,223        3.36      7.988        619     182,985      79.93    84.49    65.27      89.26
GA                         184     29,440,441        2.95      8.979        627     160,002      86.93    89.99    58.86      81.50
IL                         150     26,443,039        2.65      8.400        619     176,287      84.64    88.07    71.53      91.42
Other                    1,914    299,545,913       30.01      8.410        617     156,503      83.13    87.07    70.17      91.07
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,030   $998,091,543      100.00%     8.152%       622    $198,428      81.38%   85.76%   61.98%     91.71%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                               Distribution by Zip


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Zip                     Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
92336                       10     $3,767,503        0.38%     7.382%       659    $376,750      80.37%   89.67%   55.85%     91.24%
92571                       10      2,996,373        0.30      7.974        645     299,637      80.14    86.58    39.18      89.04
91342                        7      2,953,729        0.30      7.107        652     421,961      75.85    89.13    33.58     100.00
90805                        7      2,518,350        0.25      7.989        615     359,764      84.57    93.78    48.81     100.00
92703                        5      2,413,622        0.24      7.278        656     482,724      79.79    87.84    20.43      83.44
90650                        6      2,387,652        0.24      7.869        621     397,942      83.72    83.72    33.13     100.00
92376                        9      2,342,376        0.23      8.310        617     260,264      86.57    91.04    58.89     100.00
92335                        8      2,217,777        0.22      8.401        656     277,222      86.94    89.67    49.59      85.19
11208                        6      2,182,736        0.22      6.804        628     363,789      76.82    81.02   100.00     100.00
94565                        6      2,149,302        0.22      8.285        610     358,217      86.32    86.32    71.23      82.13
Other                    4,956    972,162,123       97.40      8.163        622     196,159      81.37    85.70    62.30      91.67
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,030   $998,091,543      100.00%     8.152%       622    $198,428      81.38%   85.76%   61.98%     91.71%
------------------------------------------------------------------------------------------------------------------------------------


                  Distribution by Remaining Months to Maturity


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
Remaining               Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
Months To                 of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Maturity                Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                     58     $6,322,575        0.63%     8.398%       634    $109,010      76.29%   76.29%   78.59%     97.11%
181 - 240                   25      3,047,293        0.31      7.918        619     121,892      69.96    70.56    80.58      94.98
241 - 360                4,925    983,837,568       98.57      8.150        622     199,764      81.45    85.87    61.89      91.64
421 - 480                   22      4,884,107        0.49      8.392        639     222,005      82.68    85.36    46.93      97.45
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,030   $998,091,543      100.00%     8.152%       622    $198,428      81.38%   85.76%   61.98%     91.71%
------------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Amortization Type


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Amortization Type       Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
2 YR ARM                   870   $147,581,642       14.79%     8.759%       607    $169,634      82.22%   85.83%   57.65%     86.87%
2 YR ARM 40/40              16      3,249,482        0.33      8.768        605     203,093      86.22    89.23    54.42      96.17
2 YR ARM BALLOON 40/30     882    217,266,469       21.77      8.432        599     246,334      80.12    84.10    49.88      87.06
2 YR ARM BALLOON 45/30      19      5,079,185        0.51      8.159        649     267,326      90.72    92.27    77.40     100.00
2 YR ARM BALLOON 50/30     319     91,967,568        9.21      7.850        633     288,300      83.72    91.20    54.98      94.61
2 YR ARM IO                470    147,764,668       14.80      7.573        643     314,393      82.44    91.51    64.17      97.59
3 YR ARM                   183     30,866,793        3.09      8.384        605     168,671      83.48    86.18    69.05      88.00
3 YR ARM 40/40               1        201,500        0.02      6.200        569     201,500      65.00    65.00   100.00     100.00
3 YR ARM BALLOON 40/30     210     44,210,978        4.43      8.177        609     210,528      82.49    85.25    62.83      85.84
3 YR ARM BALLOON 50/30      46     11,848,643        1.19      7.476        611     257,579      79.76    85.70    76.35     100.00
3 YR ARM IO                 73     22,824,028        2.29      7.193        653     312,658      81.95    87.36    57.81      98.13
40 YR FIXED                  5      1,433,125        0.14      7.848        727     286,625      77.13    79.45    22.48     100.00
5 YR ARM                    22      3,383,955        0.34      7.850        632     153,816      84.40    85.96    75.73      81.95
5 YR ARM BALLOON 40/30      10      2,425,789        0.24      6.499        650     242,579      78.70    78.70    74.70     100.00
5 YR ARM BALLOON 45/30       1        166,968        0.02      8.000        667     166,968     100.00   100.00   100.00     100.00
5 YR ARM BALLOON 50/30       7      1,693,601        0.17      7.593        614     241,943      83.09    84.24    69.30     100.00
5 YR ARM IO                 10      2,808,044        0.28      7.579        660     280,804      82.35    92.30    79.58     100.00
FIXED                    1,439    154,641,440       15.49      8.600        631     107,465      82.23    83.22    71.63      93.00
FIXED BALLOON 30/15         17        994,012        0.10     12.513        642      58,471      99.18    99.18    95.86     100.00
FIXED BALLOON 40/30        216     47,305,270        4.74      7.822        622     219,006      73.88    77.03    74.27      92.93
FIXED BALLOON 45/30          5        646,448        0.06      8.561        645     129,290      98.42    98.42    77.88     100.00
FIXED BALLOON 50/30        141     37,988,441        3.81      7.106        648     269,422      78.25    80.58    78.81      98.04
FIXED IO                    68     21,743,494        2.18      6.863        660     319,757      77.77    82.29    78.16      96.89
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,030   $998,091,543      100.00%     8.152%       622    $198,428      81.38%   85.76%   61.98%     91.71%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Initial Periodic Cap


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
Initial                   of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Periodic Cap            Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.000%                      12     $2,402,500        0.24%     9.178%       583    $200,208      78.78%   79.91%   68.94%     81.45%
2.000%                   2,746    646,184,875       64.74      8.199        619     235,319      81.93    87.55    56.83      90.37
3.000%                     378     84,266,124        8.44      7.879        608     222,926      81.99    84.91    64.87      94.68
3.200%                       1        145,939        0.01     10.295        553     145,939      87.95    87.95   100.00     100.00
3.500%                       2        339,874        0.03      6.276        686     169,937      72.19    82.55   100.00     100.00
N/A                      1,891    264,752,230       26.53      8.115        635     140,006      79.88    81.74    73.51      94.11
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,030   $998,091,543      100.00%     8.152%       622    $198,428      81.38%   85.76%   61.98%     91.71%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Periodic Cap


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Periodic Cap            Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.000%                     949   $197,143,403       19.75%     8.288%       617    $207,738      84.33%   87.11%   61.51%     92.14%
1.500%                   2,188    535,508,140       53.65      8.120        617     244,748      81.04    87.25    56.54      90.36
2.000%                       2        687,770        0.07      8.145        615     343,885      82.50    92.50     0.00     100.00
N/A                      1,891    264,752,230       26.53      8.115        635     140,006      79.88    81.74    73.51      94.11
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,030   $998,091,543      100.00%     8.152%       622    $198,428      81.38%   85.76%   61.98%     91.71%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Months to Rate Reset


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
Months To Rate            of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Reset                   Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
13 - 24                  2,576   $612,909,014       61.41%     8.216%       617    $237,931      81.84%   87.47%   56.21%     90.84%
25 - 36                    513    109,951,941       11.02      7.952        617     214,331      82.33    85.96    65.06      90.55
49 & Above                  50     10,478,357        1.05      7.426        642     209,567      82.57    85.92    75.87      94.17
N/A                      1,891    264,752,230       26.53      8.115        635     140,006      79.88    81.74    73.51      94.11
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,030   $998,091,543      100.00%     8.152%       622    $198,428      81.38%   85.76%   61.98%     91.71%
------------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Life Maximum Rate


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Life Maximum Rate       Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.001 - 11.999%             26     $8,087,938        0.81%     5.806%       676    $311,075      72.93%   76.10%   81.51%     96.14%
12.000 - 12.499%            43     10,466,428        1.05      6.225        639     243,405      80.05    82.27    88.85      98.31
12.500 - 12.999%           119     31,345,413        3.14      6.412        639     263,407      78.63    83.30    84.32     100.00
13.000 - 13.499%           148     39,197,580        3.93      6.738        630     264,849      80.50    87.10    82.78      99.25
13.500 - 13.999%           342     96,717,007        9.69      7.103        637     282,798      81.57    89.18    73.29      97.51
14.000 - 14.499%           363     97,353,423        9.75      7.523        629     268,191      80.36    88.97    60.57      94.09
14.500 - 14.999%           504    121,338,930       12.16      7.970        629     240,752      81.69    88.28    56.66      89.68
15.000 - 15.499%           373     93,379,731        9.36      8.425        614     250,348      81.16    86.70    49.08      89.91
15.500 - 15.999%           448     98,147,228        9.83      8.906        601     219,079      84.11    87.53    50.70      87.26
16.000% & Above            773    137,305,635       13.76      9.929        585     177,627      84.29    85.75    40.11      82.70
N/A                      1,891    264,752,230       26.53      8.115        635     140,006      79.88    81.74    73.51      94.11
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,030   $998,091,543      100.00%     8.152%       622    $198,428      81.38%   85.76%   61.98%     91.71%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Margin


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Margin                  Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.001 - 4.999%             246    $59,947,208        6.01%     6.871%       636    $243,688      80.15%   83.40%   74.22%     97.87%
5.000 - 5.499%             112     23,928,518        2.40      7.975        616     213,647      83.72    86.34    57.47      87.59
5.500 - 5.999%             582    146,923,413       14.72      7.905        627     252,446      82.43    88.97    63.61      90.40
6.000 - 6.499%           1,620    385,160,037       38.59      8.122        619     237,753      81.93    88.44    55.85      89.48
6.500 - 6.999%             296     67,733,304        6.79      9.025        589     228,829      80.99    82.82    44.73      91.51
7.000 - 7.499%             207     37,448,473        3.75      9.801        586     180,910      81.58    82.12    53.62      95.27
7.500 - 7.999%              44      7,299,712        0.73      9.337        594     165,903      83.82    84.31    55.07      97.95
8.000 - 8.499%              23      4,178,210        0.42      9.881        607     181,661      94.18    95.79    60.33      92.19
8.500 - 8.999%               7        609,273        0.06     10.272        606      87,039      86.24    86.24    31.83      70.34
9.000 - 9.499%               1         49,983        0.01     11.150        519      49,983      64.94    64.94   100.00       0.00
9.500% & Above               1         61,181        0.01     11.525        583      61,181      69.94    69.94   100.00       0.00
N/A                      1,891    264,752,230       26.53      8.115        635     140,006      79.88    81.74    73.51      94.11
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,030   $998,091,543      100.00%     8.152%       622    $198,428      81.38%   85.76%   61.98%     91.71%
------------------------------------------------------------------------------------------------------------------------------------


                       Distribution by Interest Only Term


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
Interest Only             of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Term (months)           Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                        4,409   $802,951,309       80.45%     8.322%       616    $182,116      81.27%   84.73%   61.20%     90.28%
60                         607    190,473,533       19.08      7.436        647     313,795      81.74    89.83    64.45      97.55
120                         14      4,666,700        0.47      8.024        631     333,336      86.82    97.14    96.18     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,030   $998,091,543      100.00%     8.152%       622    $198,428      81.38%   85.76%   61.98%     91.71%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data(1)

                          The Mortgage Loans - Group I

Aggregate Scheduled Principal Balance:(2)                           $507,040,906
Number of Mortgage Loans:                                                  2,842
Average Scheduled Principal Balance:                                    $178,410
Weighted Average Gross Interest Rate:                                     8.223%
Weighted Average Net Interest Rate:(3)                                    7.713%
Weighted Average Original FICO Score:                                        613
Weighted Average Combined Original LTV Ratio:(4)                          81.86%
Weighted Average Combined LTV Ratio with Silent Seconds:(4)               84.60%
Weighted Average Stated Remaining Term (months):                             358
Weighted Average Seasoning (months):                                           1
Weighted Average Months to Roll:(5)                                           26
Weighted Average Gross Margin:(5)                                         6.096%
Weighted Average Initial Rate Cap:(5)                                     2.121%
Weighted Average Periodic Rate Cap:(5)                                    1.376%
Weighted Average Gross Maximum Lifetime Rate:(5)                         15.071%
Percentage of Mortgage Loans with Silent Seconds:(6)                      11.57%
Non-Zero Weighted Average Debt to Income Ratio at Origination:            41.79%
Percentage of Mortgage Loans with Mortgage Insurance:                      0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the statistical calculation date unless otherwise noted.
(2) The initial aggregate scheduled principal balance of the collateral will be subject to an upward or downward variance of no more than approximately 10%.
(3) The weighted average net interest rate is equivalent to the weighted average gross interest rate less the servicing and master servicing fee rates.
(4) With respect to the second lien mortgage loans, the combined original LTV reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property. The combined original LTV with silent seconds reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, including any second lien mortgage loans not included in the mortgage loan pool that is secured by the related mortgaged property and originated in connection with the origination of the first lien mortgage loan, plus the original principal balance of the related first lien mortgage loan, to the original value of the related mortgaged property.
(5) Represents the weighted average of the adjustable-rate mortgage loans in the mortgage loan pool.
(6) Represents percentage of mortgage loans in the mortgage loan pool as to which a second lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first lien mortgage loan and the second lien mortgage loan is not included in the mortgage loan pool.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    Distribution by Current Principal Balance


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                       Number                    Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
Current                   of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Principal Balance       Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below            227     $7,426,513        1.46%    10.750%       635     $32,716      94.51%   94.51%   73.39%     98.65%
$50,001 - $75,000          247     15,794,493        3.12      9.790        611      63,945      83.56    85.27    68.21      76.60
$75,001 - $100,000         266     23,264,772        4.59      9.066        605      87,462      80.28    83.96    69.87      88.19
$100,001 - $125,000        294     33,255,924        6.56      8.695        604     113,115      82.28    86.59    69.71      85.59
$125,001 - $150,000        267     36,774,680        7.25      8.516        607     137,733      81.32    85.75    75.27      92.17
$150,001 - $200,000        507     88,737,808       17.50      8.278        610     175,025      81.72    84.66    67.99      85.82
$200,001 - $250,000        378     84,732,364       16.71      8.043        613     224,160      81.83    84.62    61.37      87.91
$250,001 - $300,000        249     67,974,410       13.41      8.020        606     272,990      82.25    83.95    63.84      90.96
$300,001 - $350,000        183     59,604,173       11.76      7.845        622     325,706      81.36    83.77    57.78      87.84
$350,001 - $400,000        158     59,064,056       11.65      7.740        616     373,823      81.71    84.18    66.64      90.60
$400,001 - $450,000         36     14,881,984        2.94      7.828        629     413,388      81.12    83.85    49.91      97.00
$450,001 - $500,000         19      9,151,836        1.80      7.464        642     481,676      79.48    82.83    52.56      78.99
$500,001 - $550,000          4      2,080,249        0.41      7.319        611     520,062      76.70    76.70    24.18      75.48
$550,001 - $600,000          5      2,914,317        0.57      8.672        622     582,863      75.07    75.07     0.00      80.48
$600,001 & Above             2      1,383,328        0.27      7.711        688     691,664      90.15    90.15    51.51     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,842   $507,040,906      100.00%     8.223%       613    $178,410      81.86%   84.60%   64.36%     88.28%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Current Rate


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Current Rate            Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499%               1       $175,898        0.03%     5.475%       727    $175,898      80.00%  100.00%    0.00%    100.00%
5.500 - 5.999%              26      7,523,736        1.48      5.806        660     289,374      76.67    80.19    78.94     100.00
6.000 - 6.499%             127     32,166,328        6.34      6.273        660     253,278      79.33    81.87    86.45      96.84
6.500 - 6.999%             274     65,545,169       12.93      6.768        643     239,216      79.23    83.59    76.54      96.22
7.000 - 7.499%             241     52,726,910       10.40      7.255        626     218,784      79.71    84.81    75.10      95.62
7.500 - 7.999%             401     80,013,635       15.78      7.771        621     199,535      82.37    86.23    69.57      89.60
8.000 - 8.499%             322     63,777,033       12.58      8.262        612     198,065      81.27    83.68    58.97      86.73
8.500 - 8.999%             414     73,320,771       14.46      8.735        596     177,103      83.39    85.12    59.10      82.23
9.000 - 9.499%             242     40,339,508        7.96      9.257        587     166,692      83.26    84.72    54.03      81.63
9.500 - 9.999%             342     50,707,930       10.00      9.730        581     148,269      84.19    85.08    52.63      80.88
10.000% & Above            452     40,743,990        8.04     10.826        586      90,142      84.72    85.50    43.49      83.51
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,842   $507,040,906      100.00%     8.223%       613    $178,410      81.86%   84.60%   64.36%     88.28%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Credit Score


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Credit Score            Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                 54    $10,134,251        2.00%     7.571%       769    $187,671      80.83%   85.19%   47.39%     57.44%
720 - 739                   39      7,224,627        1.42      7.277        729     185,247      82.68    87.78    46.12      80.48
700 - 719                   72     14,665,047        2.89      7.530        711     203,681      83.12    88.85    51.95      79.18
680 - 699                  127     23,025,147        4.54      7.682        688     181,300      83.57    87.90    50.21      76.19
660 - 679                  235     39,927,561        7.87      7.794        668     169,905      84.16    87.71    50.40      75.42
640 - 659                  358     61,744,580       12.18      7.695        649     172,471      83.18    89.15    60.98      83.57
620 - 639                  400     70,713,775       13.95      7.920        629     176,784      84.41    87.85    71.36      86.70
600 - 619                  485     84,964,918       16.76      8.190        610     175,185      83.00    86.38    70.30      90.21
580 - 599                  309     60,468,582       11.93      8.371        589     195,691      82.91    83.14    69.00      93.17
560 - 579                  201     36,737,203        7.25      8.592        570     182,772      79.72    80.35    61.50      96.69
540 - 559                  227     39,616,864        7.81      8.872        551     174,524      78.07    78.60    63.48      96.53
520 - 539                  174     29,542,642        5.83      9.161        530     169,785      75.50    75.88    64.65      97.80
500 - 519                  161     28,275,710        5.58      9.438        510     175,626      76.55    77.11    79.47      99.56
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,842   $507,040,906      100.00%     8.223%       613    $178,410      81.86%   84.60%   64.36%     88.28%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by Lien


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Lien                    Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1                        2,612   $499,030,866       98.42%     8.178%       613    $191,053      81.58%   84.37%   64.30%     88.09%
2                          230      8,010,041        1.58     11.056        648      34,826      99.38    99.38    67.84     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,842   $507,040,906      100.00%     8.223%       613    $178,410      81.86%   84.60%   64.36%     88.28%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Combined Original LTV


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
Combined                  of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Original LTV            Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below             186    $30,864,450        6.09%     7.925%       606    $165,938      49.28%   49.48%   39.80%     86.03%
60.01 - 70.00%             192     40,253,300        7.94      8.231        592     209,653      66.69    66.99    32.10      88.91
70.01 - 80.00%             856    162,247,979       32.00      7.957        614     189,542      78.46    86.53    64.78      90.89
80.01 - 85.00%             446     90,833,841       17.91      8.169        592     203,663      84.32    84.88    73.05      93.34
85.01 - 90.00%             538    103,826,768       20.48      8.322        626     192,987      89.52    89.63    63.29      77.34
90.01 - 95.00%             275     52,354,025       10.33      8.350        629     190,378      94.63    94.64    83.38      90.07
95.01 - 100.00%            349     26,660,544        5.26      9.729        644      76,391      99.88    99.88    76.10      95.89
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,842   $507,040,906      100.00%     8.223%       613    $178,410      81.86%   84.60%   64.36%     88.28%
------------------------------------------------------------------------------------------------------------------------------------


            Distribution by Combined Original LTV with Silent Seconds


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
Combined Original       Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
LTV with Silent           of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Seconds                 Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below             185    $30,689,450        6.05%     7.925%       606    $165,889      49.24%   49.34%   39.45%     86.52%
60.01 - 70.00%             188     39,522,688        7.79      8.231        591     210,227      66.65    66.69    32.46      89.57
70.01 - 80.00%             487     95,476,004       18.83      8.189        590     196,049      77.47    77.54    60.86      92.46
80.01 - 85.00%             421     87,402,216       17.24      8.155        591     207,606      84.21    84.27    72.69      92.97
85.01 - 90.00%             531    103,055,310       20.32      8.318        626     194,078      89.41    89.52    63.24      77.55
90.01 - 95.00%             322     61,057,759       12.04      8.295        628     189,620      92.70    94.64    82.02      88.60
95.01 - 100.00%            708     89,837,479       17.72      8.268        647     126,889      86.06    99.91    71.78      91.39
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,842   $507,040,906      100.00%     8.223%       613    $178,410      81.86%   84.60%   64.36%     88.28%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Documentation


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Documentation           Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                 1,904   $326,315,858       64.36%     7.996%       608    $171,384      83.83%   86.81%  100.00%     94.09%
Stated Doc                 894    172,496,617       34.02      8.657        622     192,949      78.08    80.35     0.00      77.34
Limited Doc                 42      8,023,431        1.58      8.144        614     191,034      83.21    86.62     0.00      87.70
No Doc                       2        205,000        0.04      9.015        681     102,500      69.41    69.41     0.00      66.83
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,842   $507,040,906      100.00%     8.223%       613    $178,410      81.86%   84.60%   64.36%     88.28%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Purpose


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Purpose                 Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi             1,676   $333,603,517       65.79%     8.159%       606    $199,047      80.26%   80.80%   63.01%     91.59%
Purchase                   761     89,735,419       17.70      8.815        634     117,918      86.24    94.26    58.79      67.72
Rate/term Refi             405     83,701,971       16.51      7.848        621     206,672      83.54    89.40    75.70      97.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,842   $507,040,906      100.00%     8.223%       613    $178,410      81.86%   84.60%   64.36%     88.28%
------------------------------------------------------------------------------------------------------------------------------------


                            Distribution by Occupancy


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Occupancy               Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied           2,502   $447,604,212       88.28%     8.145%       608    $178,899      81.79%   84.54%   68.59%    100.00%
Investor                   262     45,335,023        8.94      8.973        651     173,034      83.10    83.49    33.40       0.00
Second Home                 78     14,101,671        2.78      8.307        656     180,791      80.02    90.33    29.41       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,842   $507,040,906      100.00%     8.223%       613    $178,410      81.86%   84.60%   64.36%     88.28%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Property Type


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Property Type           Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family            2,192   $367,900,211       72.56%     8.236%       610    $167,838      81.89%   84.45%   66.41%     91.03%
PUD                        315     65,695,703       12.96      8.084        614     208,558      83.60    87.20    69.26      88.57
2 Family                   125     29,256,402        5.77      7.848        625     234,051      77.64    80.93    53.18      83.35
Condo                      154     27,504,652        5.42      8.450        622     178,602      82.78    86.58    52.31      75.80
3-4 Family                  52     16,249,057        3.20      8.792        636     312,482      80.10    80.78    38.05      54.82
Townhouse                    4        434,882        0.09      8.292        616     108,720      85.77    85.77    83.91      83.91
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,842   $507,040,906      100.00%     8.223%       613    $178,410      81.86%   84.60%   64.36%     88.28%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by State


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
State                   Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                         360   $105,564,056       20.82%     7.827%       617    $293,233      79.18%   81.10%   53.52%     87.21%
FL                         299     54,832,891       10.81      8.048        613     183,388      79.61    81.48    54.83      84.37
NY                         107     28,016,375        5.53      7.733        618     261,835      77.10    80.70    60.92      91.53
TX                         235     22,890,366        4.51      8.691        609      97,406      81.92    85.18    64.26      84.17
MD                         105     22,221,127        4.38      8.175        602     211,630      80.78    83.39    72.79      96.77
NJ                          87     20,805,264        4.10      8.454        607     239,141      78.72    80.77    59.13      91.38
IL                         116     20,595,185        4.06      8.282        617     177,545      84.26    87.66    74.46      89.77
AZ                         110     19,229,348        3.79      7.901        619     174,812      81.83    85.39    61.78      87.69
VA                          94     17,739,282        3.50      8.194        619     188,716      85.50    88.55    73.38      86.76
GA                         105     15,369,348        3.03      8.901        621     146,375      87.11    89.80    65.20      77.03
Other                    1,224    179,777,665       35.46      8.479        611     146,877      84.27    87.47    71.89      89.70
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,842   $507,040,906      100.00%     8.223%       613    $178,410      81.86%   84.60%   64.36%     88.28%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                               Distribution by Zip


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Zip                     Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
11208                        4     $1,788,432        0.35%     6.529%       646    $447,108      80.02%   85.15%  100.00%    100.00%
93536                        5      1,645,717        0.32      7.506        607     329,143      84.87    88.82    58.24     100.00
92571                        6      1,635,862        0.32      7.950        634     272,644      77.74    81.65    38.25      79.92
90650                        4      1,538,852        0.30      8.444        590     384,713      83.21    83.21    24.43     100.00
93550                        5      1,475,417        0.29      7.164        640     295,083      81.23    84.85    22.63      67.09
92336                        4      1,410,770        0.28      6.990        656     352,692      76.32    76.32    76.62      76.62
60402                        6      1,295,644        0.26      7.879        622     215,941      85.92    88.65    61.01     100.00
22193                        4      1,277,929        0.25      7.975        581     319,482      87.02    87.02    45.82     100.00
90059                        4      1,269,717        0.25      7.007        608     317,429      69.88    69.88    26.09      76.02
11203                        3      1,254,803        0.25      6.856        635     418,268      76.23    81.84    36.24     100.00
Other                    2,797    492,447,763       97.12      8.247        613     176,063      81.91    84.65    64.78      88.22
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,842   $507,040,906      100.00%     8.223%       613    $178,410      81.86%   84.60%   64.36%     88.28%
------------------------------------------------------------------------------------------------------------------------------------


                  Distribution by Remaining Months to Maturity


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
Remaining               Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
Months To                 of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Maturity                Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                     31     $3,327,825        0.66%     8.026%       620    $107,349      77.83%   77.83%   64.54%     94.50%
181 - 240                   18      2,191,258        0.43      8.021        628     121,737      73.82    74.66    73.00     100.00
241 - 360                2,784    499,672,629       98.55      8.223        613     179,480      81.90    84.67    64.40      88.14
421 - 480                    9      1,849,194        0.36      9.071        610     205,466      88.78    90.86    41.44     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,842   $507,040,906      100.00%     8.223%       613    $178,410      81.86%   84.60%   64.36%     88.28%
------------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Amortization Type


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Amortization Type       Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
2 YR ARM                   539    $84,380,970       16.64%     8.868%       599    $156,551      82.65%   85.22%   60.47%     81.73%
2 YR ARM 40/40               8      1,780,194        0.35      9.126        609     222,524      90.06    92.22    39.17     100.00
2 YR ARM BALLOON 40/30     567    121,476,676       23.96      8.570        591     214,245      80.46    82.42    53.02      80.40
2 YR ARM BALLOON 45/30      15      2,734,185        0.54      8.123        639     182,279      93.80    96.67   100.00     100.00
2 YR ARM BALLOON 50/30     158     34,128,726        6.73      7.808        624     216,005      83.64    89.28    61.20      92.86
2 YR ARM IO                218     53,464,049       10.54      7.510        636     245,248      82.98    89.12    78.52      96.26
3 YR ARM                   113     18,345,599        3.62      8.375        603     162,350      84.70    87.09    68.32      89.09
3 YR ARM BALLOON 40/30     158     31,606,491        6.23      8.318        616     200,041      84.80    87.31    55.46      82.56
3 YR ARM BALLOON 50/30      28      6,320,878        1.25      7.452        621     225,746      82.61    85.44    70.74     100.00
3 YR ARM IO                 41     10,361,614        2.04      7.340        644     252,722      84.35    89.51    59.49      98.15
40 YR FIXED                  1         69,000        0.01      7.650        637      69,000      55.78    55.78   100.00     100.00
5 YR ARM                    10      1,627,683        0.32      8.143        645     162,768      87.04    88.40    70.08      86.82
5 YR ARM BALLOON 40/30       5      1,186,667        0.23      6.507        657     237,333      81.73    81.73    48.28     100.00
5 YR ARM BALLOON 45/30       1        166,968        0.03      8.000        667     166,968     100.00   100.00   100.00     100.00
5 YR ARM BALLOON 50/30       2        357,706        0.07      7.905        609     178,853      89.83    89.83   100.00     100.00
5 YR ARM IO                  4        817,000        0.16      7.312        652     204,250      86.54    89.78    71.82     100.00
FIXED                      683     77,802,172       15.34      8.316        624     113,912      81.28    82.33    71.62      93.51
FIXED BALLOON 30/15         10        280,631        0.06     12.375        629      28,063      99.73    99.73   100.00     100.00
FIXED BALLOON 40/30        143     27,000,666        5.33      8.046        607     188,816      77.16    79.25    72.65      91.10
FIXED BALLOON 45/30          5        646,448        0.13      8.561        645     129,290      98.42    98.42    77.88     100.00
FIXED BALLOON 50/30         97     23,099,605        4.56      7.122        647     238,140      78.60    80.99    77.51      98.29
FIXED IO                    36      9,386,977        1.85      6.905        659     260,749      79.19    80.37    74.20     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,842   $507,040,906      100.00%     8.223%       613    $178,410      81.86%   84.60%   64.36%     88.28%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Initial Periodic Cap


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
Initial                   of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Periodic Cap            Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.000%                      10     $2,048,965        0.40%     8.956%       584    $204,896      80.67%   80.67%   63.58%     78.24%
2.000%                   1,624    320,294,835       63.17      8.368        608     197,226      82.23    85.63    60.98      84.77
3.000%                     231     46,089,700        9.09      7.921        607     199,523      84.95    86.94    61.42      94.89
3.200%                       1        145,939        0.03     10.295        553     145,939      87.95    87.95   100.00     100.00
3.500%                       1        175,967        0.03      6.975        691     175,967      80.00   100.00   100.00     100.00
N/A                        975    138,285,500       27.27      7.977        627     141,831      79.99    81.47    73.08      94.33
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,842   $507,040,906      100.00%     8.223%       613    $178,410      81.86%   84.60%   64.36%     88.28%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Periodic Cap


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Periodic Cap            Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.000%                     491    $91,634,477       18.07%     8.268%       616    $186,628      86.42%   88.90%   63.88%     92.62%
1.500%                   1,375    276,776,979       54.59      8.332        605     201,292      81.28    84.75    60.24      83.80
2.000%                       1        343,951        0.07      7.990        567     343,951      85.00    85.00     0.00     100.00
N/A                        975    138,285,500       27.27      7.977        627     141,831      79.99    81.47    73.08      94.33
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,842   $507,040,906      100.00%     8.223%       613    $178,410      81.86%   84.60%   64.36%     88.28%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Months to Rate Reset


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
Months To Rate            of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Reset                   Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
13 - 24                  1,505   $297,964,800       58.77%     8.376%       605    $197,983      82.08%   85.39%   60.99%     85.34%
25 - 36                    340     66,634,583       13.14      8.099        617     195,984      84.50    87.42    61.07      88.44
49 & Above                  22      4,156,024        0.82      7.486        647     188,910      86.19    87.36    67.98      94.84
N/A                        975    138,285,500       27.27      7.977        627     141,831      79.99    81.47    73.08      94.33
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,842   $507,040,906      100.00%     8.223%       613    $178,410      81.86%   84.60%   64.36%     88.28%
------------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Life Maximum Rate


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Life Maximum Rate       Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.001 - 11.999%              9     $2,525,795        0.50%     5.864%       689    $280,644      78.49%   83.46%   40.79%    100.00%
12.000 - 12.499%            25      6,411,886        1.26      6.226        654     256,475      85.58    88.79    81.80      97.25
12.500 - 12.999%            56     13,362,903        2.64      6.453        638     238,623      80.11    83.97    86.58     100.00
13.000 - 13.499%            69     16,841,816        3.32      6.734        629     244,084      83.50    87.43    83.01      99.41
13.500 - 13.999%           177     41,496,384        8.18      7.140        629     234,443      82.71    88.37    73.37      95.40
14.000 - 14.499%           187     41,471,389        8.18      7.556        624     221,772      81.26    87.05    70.65      91.64
14.500 - 14.999%           281     57,212,869       11.28      7.976        618     203,605      82.79    87.01    66.73      86.26
15.000 - 15.499%           219     45,793,338        9.03      8.450        607     209,102      80.83    83.43    53.13      84.32
15.500 - 15.999%           303     57,406,979       11.32      8.878        595     189,462      83.67    85.52    55.13      79.89
16.000% & Above            541     86,232,048       17.01      9.852        579     159,394      83.24    84.32    45.84      77.56
N/A                        975    138,285,500       27.27      7.977        627     141,831      79.99    81.47    73.08      94.33
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,842   $507,040,906      100.00%     8.223%       613    $178,410      81.86%   84.60%   64.36%     88.28%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Margin


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Margin                  Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.001 - 4.999%             107    $24,767,802        4.88%     6.815%       647    $231,475      84.21%   88.64%   71.96%     98.51%
5.000 - 5.499%              60     12,769,999        2.52      8.080        617     212,833      85.95    86.68    53.10      88.03
5.500 - 5.999%             334     70,109,365       13.83      8.035        617     209,908      82.76    86.99    65.48      86.16
6.000 - 6.499%           1,002    197,785,213       39.01      8.300        609     197,390      82.46    86.13    61.58      82.68
6.500 - 6.999%             194     37,889,417        7.47      9.090        577     195,306      80.62    81.51    50.71      88.86
7.000 - 7.499%             114     18,277,002        3.60      9.650        578     160,325      79.90    80.37    50.59      95.08
7.500 - 7.999%              35      4,771,035        0.94      9.398        585     136,315      85.72    86.48    59.06      96.86
8.000 - 8.499%              15      1,830,181        0.36     10.027        603     122,012      96.36    96.36    84.42      82.17
8.500 - 8.999%               6        555,393        0.11     10.221        613      92,566      88.07    88.07    25.21      77.16
N/A                        975    138,285,500       27.27      7.977        627     141,831      79.99    81.47    73.08      94.33
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,842   $507,040,906      100.00%     8.223%       613    $178,410      81.86%   84.60%   64.36%     88.28%
------------------------------------------------------------------------------------------------------------------------------------


                       Distribution by Interest Only Term


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
Interest Only             of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Term (months)           Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                        2,543   $433,011,266       85.40%     8.363%       608    $170,276      81.71%   84.01%   62.50%     86.78%
60                         292     72,865,740       14.37      7.394        640     249,540      82.58    87.93    74.84      96.99
120                          7      1,163,900        0.23      8.243        632     166,271      92.05    97.02   100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,842   $507,040,906      100.00%     8.223%       613    $178,410      81.86%   84.60%   64.36%     88.28%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data(1)

                          The Mortgage Loans - Group II

Aggregate Scheduled Principal Balance:(2)                           $491,050,636
Number of Mortgage Loans:                                                  2,188
Average Scheduled Principal Balance:                                    $224,429
Weighted Average Gross Interest Rate:                                     8.077%
Weighted Average Net Interest Rate:(3)                                    7.567%
Weighted Average Original FICO Score:                                        631
Weighted Average Combined Original LTV Ratio:(4)                          80.89%
Weighted Average Combined LTV Ratio with Silent Seconds:(4)               86.96%
Weighted Average Stated Remaining Term (months):                             359
Weighted Average Seasoning (months):                                           1
Weighted Average Months to Roll:(5)                                           25
Weighted Average Gross Margin:(5)                                         6.014%
Weighted Average Initial Rate Cap:(5)                                     2.104%
Weighted Average Periodic Rate Cap:(5)                                    1.356%
Weighted Average Gross Maximum Lifetime Rate:(5)                         14.729%
Percentage of Mortgage Loans with Silent Seconds:(6)                      25.57%
Non-Zero Weighted Average Debt to Income Ratio at Origination:            42.04%
Percentage of Mortgage Loans with Mortgage Insurance:                      0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the statistical calculation date unless otherwise noted.
(2) The initial aggregate scheduled principal balance of the collateral will be subject to an upward or downward variance of no more than approximately 10%.
(3) The weighted average net interest rate is equivalent to the weighted average gross interest rate less the servicing and master servicing fee rates.
(4) With respect to the second lien mortgage loans, the combined original LTV reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property. The combined original LTV with silent seconds reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, including any second lien mortgage loans not included in the mortgage loan pool that is secured by the related mortgaged property and originated in connection with the origination of the first lien mortgage loan, plus the original principal balance of the related first lien mortgage loan, to the original value of the related mortgaged property.
(5) Represents the weighted average of the adjustable-rate mortgage loans in the mortgage loan pool.
(6) Represents percentage of mortgage loans in the mortgage loan pool as to which a second lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first lien mortgage loan and the second lien mortgage loan is not included in the mortgage loan pool.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    Distribution by Current Principal Balance


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
Current                   of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Principal Balance       Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below            290     $9,853,013        2.01%    10.586%       656     $33,976      97.25%   97.25%   62.14%     80.58%
$50,001 - $75,000          186     11,630,501        2.37      9.941        627      62,530      82.69    83.37    67.19      83.70
$75,001 - $100,000         197     17,146,812        3.49      9.481        613      87,040      81.60    83.84    67.64      89.81
$100,001 - $125,000        154     17,363,647        3.54      9.274        617     112,751      81.09    83.14    72.11      92.11
$125,001 - $150,000        156     21,431,419        4.36      8.877        614     137,381      79.67    82.90    74.43      92.17
$150,001 - $200,000        268     46,885,521        9.55      8.096        622     174,946      77.52    83.28    70.23      95.57
$200,001 - $250,000        206     46,016,500        9.37      7.995        616     223,381      78.15    84.76    69.38      98.14
$250,001 - $300,000        114     31,608,342        6.44      7.981        621     277,266      79.62    88.14    62.12      97.34
$300,001 - $350,000        106     34,204,111        6.97      7.855        631     322,680      78.31    87.71    61.42      95.13
$350,001 - $400,000         83     30,767,223        6.27      7.606        646     370,689      79.90    90.35    43.33      97.42
$400,001 - $450,000        138     59,321,017       12.08      7.495        630     429,862      81.78    88.27    60.89      97.80
$450,001 - $500,000        112     53,209,934       10.84      7.585        623     475,089      81.02    86.89    54.43      94.60
$500,001 - $550,000         56     29,472,375        6.00      7.775        650     526,292      81.88    91.10    46.41      94.69
$550,001 - $600,000         38     21,892,105        4.46      7.667        654     576,108      84.08    89.83    57.75      94.67
$600,001 & Above            84     60,248,118       12.27      8.051        650     717,239      82.77    86.89    46.61      97.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,188   $491,050,636      100.00%     8.077%       631    $224,429      80.89%   86.96%   59.53%     95.26%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Current Rate


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Current Rate            Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499%               3       $720,100        0.15%     5.294%       706    $240,033      56.03%   56.03%  100.00%    100.00%
5.500 - 5.999%              43     14,651,198        2.98      5.801        673     340,726      74.64    81.04    94.92      97.87
6.000 - 6.499%              91     30,172,389        6.14      6.263        655     331,565      73.18    78.15    86.92      98.84
6.500 - 6.999%             238     77,043,740       15.69      6.758        650     323,713      77.27    83.58    82.13      98.98
7.000 - 7.499%             216     64,942,885       13.23      7.279        634     300,662      78.16    88.63    61.33      98.81
7.500 - 7.999%             298     85,130,894       17.34      7.748        638     285,674      79.32    87.60    55.48      95.91
8.000 - 8.499%             210     60,027,692       12.22      8.240        621     285,846      80.82    88.11    53.00      95.29
8.500 - 8.999%             230     53,438,345       10.88      8.744        614     232,341      82.82    87.79    49.55      92.25
9.000 - 9.499%             136     26,139,921        5.32      9.227        598     192,205      82.75    85.15    49.93      94.25
9.500 - 9.999%             253     30,840,880        6.28      9.730        604     121,901      86.97    89.31    40.06      86.21
10.000% & Above            470     47,942,593        9.76     11.109        623     102,006      93.35    93.95    36.36      89.87
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,188   $491,050,636      100.00%     8.077%       631    $224,429      80.89%   86.96%   59.53%     95.26%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Credit Score


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Credit Score            Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                 73    $18,412,944        3.75%     7.391%       764    $252,232      78.86%   87.81%   38.11%     92.40%
720 - 739                   53     11,091,335        2.26      7.910        729     209,270      80.35    90.14    30.55      94.11
700 - 719                   86     23,202,163        4.73      7.523        708     269,793      79.74    86.77    42.96      92.06
680 - 699                  113     28,428,171        5.79      7.539        688     251,577      82.01    92.80    36.52      94.25
660 - 679                  241     51,392,222       10.47      7.813        669     213,246      81.82    91.82    46.81      94.03
640 - 659                  382     86,435,087       17.60      8.023        649     226,270      82.98    92.44    41.06      92.41
620 - 639                  324     70,430,319       14.34      7.950        628     217,378      83.60    89.46    71.20      97.17
600 - 619                  332     73,584,617       14.99      8.258        609     221,640      83.89    89.55    76.61      97.60
580 - 599                  203     51,274,401       10.44      8.307        590     252,583      80.96    81.35    72.38      96.32
560 - 579                  125     26,291,690        5.35      8.552        568     210,334      75.59    76.44    65.41      95.45
540 - 559                  107     22,765,335        4.64      8.365        552     212,760      73.82    74.29    76.64      98.71
520 - 539                   82     15,299,002        3.12      8.857        531     186,573      69.60    70.41    80.82      98.25
500 - 519                   67     12,443,350        2.53      9.198        510     185,722      70.28    71.24    91.46      94.15
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,188   $491,050,636      100.00%     8.077%       631    $224,429      80.89%   86.96%   59.53%     95.26%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by Lien


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Lien                    Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1                        1,719   $463,973,164       94.49%     7.902%       629    $269,909      79.79%   86.22%   60.15%     95.67%
2                          469     27,077,472        5.51     11.089        663      57,734      99.77    99.77    48.83      88.12
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,188   $491,050,636      100.00%     8.077%       631    $224,429      80.89%   86.96%   59.53%     95.26%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Combined Original LTV


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
Combined                  of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Original LTV            Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below             168    $29,132,343        5.93%     7.497%       607    $173,407      50.13%   50.41%   81.84%     94.70%
60.01 - 70.00%             192     43,257,625        8.81      7.606        600     225,300      66.22    66.57    76.37      92.43
70.01 - 80.00%             824    232,993,770       47.45      7.604        642     282,759      78.70    91.09    57.64      96.93
80.01 - 85.00%             115     35,275,517        7.18      8.175        615     306,744      84.30    85.85    43.24      93.24
85.01 - 90.00%             228     69,288,066       14.11      8.343        620     303,895      89.56    89.82    53.87      94.29
90.01 - 95.00%             152     43,322,127        8.82      8.680        628     285,014      94.71    94.71    68.90      96.17
95.01 - 100.00%            509     37,781,189        7.69     10.720        656      74,226      99.95    99.95    49.52      91.21
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,188   $491,050,636      100.00%     8.077%       631    $224,429      80.89%   86.96%   59.53%     95.26%
------------------------------------------------------------------------------------------------------------------------------------


            Distribution by Combined Original LTV with Silent Seconds


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
Combined Original       Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
LTV with Silent           of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Seconds                 Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below             166    $28,652,943        5.84%     7.488%       607    $172,608      49.99%   49.99%   82.80%     94.62%
60.01 - 70.00%             192     42,955,147        8.75      7.631        599     223,725      66.21    66.23    77.18      92.38
70.01 - 80.00%             348     88,227,821       17.97      7.631        613     253,528      76.54    76.66    73.74      95.91
80.01 - 85.00%             100     30,449,610        6.20      8.068        619     304,496      84.20    84.20    44.05      95.28
85.01 - 90.00%             223     67,689,141       13.78      8.305        620     303,539      89.42    89.55    54.46      94.16
90.01 - 95.00%             171     49,692,492       10.12      8.663        625     290,599      93.40    94.70    66.04      95.22
95.01 - 100.00%            988    183,383,481       37.35      8.248        658     185,611      84.17    99.96    47.60      96.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,188   $491,050,636      100.00%     8.077%       631    $224,429      80.89%   86.96%   59.53%     95.26%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Documentation


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Documentation           Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                 1,400   $292,323,567       59.53%     7.725%       618    $208,803      79.34%   84.13%  100.00%     96.19%
Stated Doc                 721    185,967,299       37.87      8.595        652     257,930      82.95    91.06     0.00      94.43
Limited Doc                 62     12,083,648        2.46      8.559        630     194,898      87.26    93.11     0.00      87.14
No Doc                       5        676,123        0.14      9.318        678     135,225      73.46    73.46     0.00      63.92
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,188   $491,050,636      100.00%     8.077%       631    $224,429      80.89%   86.96%   59.53%     95.26%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Purpose


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Purpose                 Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi               918   $239,748,402       48.82%     7.857%       615    $261,164      77.53%   78.02%   70.38%     95.69%
Purchase                 1,152    218,013,436       44.40      8.415        648     189,248      85.07    97.07    46.04      94.49
Rate/term Refi             118     33,288,799        6.78      7.454        639     282,108      77.75    85.20    69.80      97.16
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,188   $491,050,636      100.00%     8.077%       631    $224,429      80.89%   86.96%   59.53%     95.26%
------------------------------------------------------------------------------------------------------------------------------------


                            Distribution by Occupancy


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Occupancy               Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied           2,016   $467,760,804       95.26%     8.032%       630    $232,024      80.86%   87.06%   60.12%    100.00%
Second Home                 94     12,160,971        2.48      8.905        662     129,372      85.09    91.39    55.26       0.00
Investor                    78     11,128,861        2.27      9.097        634     142,678      77.66    78.11    39.61       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,188   $491,050,636      100.00%     8.077%       631    $224,429      80.89%   86.96%   59.53%     95.26%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Property Type


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Property Type           Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family            1,451   $334,646,880       68.15%     8.063%       627    $230,632      79.96%   85.60%   60.69%     96.13%
PUD                        426     86,142,953       17.54      7.960        634     202,214      83.35    89.79    65.54      94.10
Condo                      186     33,376,863        6.80      8.509        648     179,445      83.41    92.70    45.57      89.44
2 Family                   101     27,874,075        5.68      7.999        652     275,981      81.03    89.34    45.14      96.11
3-4 Family                  19      8,500,270        1.73      8.419        645     447,383      82.09    82.09    52.66      93.94
Townhouse                    5        509,596        0.10      7.861        635     101,919      81.93    81.93   100.00      77.92
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,188   $491,050,636      100.00%     8.077%       631    $224,429      80.89%   86.96%   59.53%     95.26%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by State


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
State                   Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                         527   $187,296,123       38.14%     7.811%       639    $355,401      80.77%   88.43%   50.74%     97.41%
FL                         264     48,244,743        9.82      8.180        622     182,745      80.39    86.81    63.07      94.61
NY                         107     31,507,479        6.42      7.849        651     294,462      78.82    84.78    48.71      98.33
NJ                          72     18,888,840        3.85      8.192        625     262,345      77.73    81.59    63.00      96.89
TX                         208     18,858,213        3.84      8.630        625      90,664      83.58    90.56    64.34      93.11
MD                          63     16,383,010        3.34      7.902        611     260,048      81.17    84.97    83.35      95.85
VA                          71     15,928,158        3.24      7.859        613     224,340      80.27    81.87    75.54      92.36
AZ                          73     14,256,876        2.90      8.105        620     195,300      77.37    83.27    69.99      91.36
GA                          79     14,071,093        2.87      9.065        633     178,115      86.74    90.20    51.95      86.38
NV                          45     10,204,904        2.08      8.077        664     226,776      82.46    93.20    51.70      80.07
Other                      679    115,411,199       23.50      8.352        623     169,972      81.57    86.02    68.65      94.49
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,188   $491,050,636      100.00%     8.077%       631    $224,429      80.89%   86.96%   59.53%     95.26%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                               Distribution by Zip


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Zip                     Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
91342                        6     $2,524,729        0.51%     7.083%       660    $420,788      77.69%   93.23%   39.29%    100.00%
92336                        6      2,356,733        0.48      7.616        660     392,789      82.79    97.67    43.41     100.00
92703                        4      2,014,000        0.41      7.477        628     503,500      83.95    93.60    24.48     100.00
95762                        2      1,768,000        0.36      8.813        644     884,000      78.77    78.77     0.00     100.00
10466                        6      1,758,715        0.36      7.324        658     293,119      80.07    84.89    69.86      77.63
90805                        4      1,584,800        0.32      7.757        644     396,200      82.68    97.32    29.28     100.00
91206                        3      1,542,884        0.31      8.900        743     514,295      82.11   100.00     0.00     100.00
94565                        4      1,496,441        0.30      8.470        614     374,110      93.78    93.78    58.67     100.00
11221                        3      1,490,696        0.30      8.792        673     496,899      79.03    79.03    21.80     100.00
92335                        6      1,485,870        0.30      8.354        674     247,645      84.08    88.16    46.86     100.00
Other                    2,144    473,027,769       96.33      8.082        630     220,629      80.84    86.81    60.51      95.16
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,188   $491,050,636      100.00%     8.077%       631    $224,429      80.89%   86.96%   59.53%     95.26%
------------------------------------------------------------------------------------------------------------------------------------


                  Distribution by Remaining Months to Maturity


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
Remaining               Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
Months To                 of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Maturity                Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                     27     $2,994,750        0.61%     8.810%       649    $110,917      74.57%   74.57%   94.22%    100.00%
181 - 240                    7        856,034        0.17      7.653        595     122,291      60.06    60.06   100.00      82.12
241 - 360                2,141    484,164,939       98.60      8.074        631     226,140      80.98    87.12    59.30      95.25
421 - 480                   13      3,034,914        0.62      7.978        658     233,455      78.96    82.01    50.27      95.90
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,188   $491,050,636      100.00%     8.077%       631    $224,429      80.89%   86.96%   59.53%     95.26%
------------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Amortization Type


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Amortization Type       Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
2 YR ARM                   331    $63,200,672       12.87%     8.615%       617    $190,939      81.64%   86.65%   53.88%     93.75%
2 YR ARM 40/40               8      1,469,289        0.30      8.333        601     183,661      81.58    85.60    72.90      91.53
2 YR ARM BALLOON 40/30     315     95,789,793       19.51      8.257        610     304,095      79.68    86.23    45.89      95.51
2 YR ARM BALLOON 45/30       4      2,345,000        0.48      8.202        659     586,250      87.13    87.13    51.04     100.00
2 YR ARM BALLOON 50/30     161     57,838,842       11.78      7.875        639     359,247      83.76    92.34    51.32      95.63
2 YR ARM IO                252     94,300,619       19.20      7.609        647     374,209      82.14    92.87    56.04      98.34
3 YR ARM                    70     12,521,193        2.55      8.398        610     178,874      81.69    84.84    70.13      86.41
3 YR ARM 40/40               1        201,500        0.04      6.200        569     201,500      65.00    65.00   100.00     100.00
3 YR ARM BALLOON 40/30      52     12,604,487        2.57      7.823        592     242,394      76.67    80.08    81.32      94.06
3 YR ARM BALLOON 50/30      18      5,527,764        1.13      7.503        600     307,098      76.50    86.00    82.77     100.00
3 YR ARM IO                 32     12,462,414        2.54      7.071        660     389,450      79.94    85.56    56.42      98.12
40 YR FIXED                  4      1,364,125        0.28      7.858        732     341,031      78.21    80.65    18.56     100.00
5 YR ARM                    12      1,756,272        0.36      7.579        621     146,356      81.95    83.70    80.96      77.44
5 YR ARM BALLOON 40/30       5      1,239,121        0.25      6.492        644     247,824      75.80    75.80   100.00     100.00
5 YR ARM BALLOON 50/30       5      1,335,895        0.27      7.510        615     267,179      81.29    82.75    61.08     100.00
5 YR ARM IO                  6      1,991,044        0.41      7.689        664     331,841      80.63    93.33    82.76     100.00
FIXED                      756     76,839,268       15.65      8.888        638     101,639      83.20    84.13    71.64      92.49
FIXED BALLOON 30/15          7        713,381        0.15     12.567        647     101,912      98.96    98.96    94.23     100.00
FIXED BALLOON 40/30         73     20,304,604        4.13      7.524        643     278,145      69.52    74.08    76.42      95.37
FIXED BALLOON 50/30         44     14,888,836        3.03      7.081        651     338,383      77.70    79.93    80.82      97.65
FIXED IO                    32     12,356,517        2.52      6.831        661     386,141      76.69    83.75    81.16      94.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,188   $491,050,636      100.00%     8.077%       631    $224,429      80.89%   86.96%   59.53%     95.26%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Initial Periodic Cap


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
Initial                   of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Periodic Cap            Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.000%                       2       $353,535        0.07%    10.464%       575    $176,768      67.85%   75.50%  100.00%    100.00%
2.000%                   1,122    325,890,040       66.37      8.033        629     290,455      81.64    89.43    52.75      95.88
3.000%                     147     38,176,424        7.77      7.827        609     259,704      78.43    82.46    69.04      94.42
3.500%                       1        163,906        0.03      5.525        681     163,906      63.81    63.81   100.00     100.00
N/A                        916    126,466,730       25.75      8.265        644     138,064      79.75    82.03    73.97      93.88
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,188   $491,050,636      100.00%     8.077%       631    $224,429      80.89%   86.96%   59.53%     95.26%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Periodic Cap


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Periodic Cap            Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.000%                     458   $105,508,926       21.49%     8.305%       618    $230,369      82.52%   85.55%   59.46%     91.72%
1.500%                     813    258,731,161       52.69      7.893        630     318,243      80.78    89.93    52.58      97.37
2.000%                       1        343,819        0.07      8.300        664     343,819      80.00   100.00     0.00     100.00
N/A                        916    126,466,730       25.75      8.265        644     138,064      79.75    82.03    73.97      93.88
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,188   $491,050,636      100.00%     8.077%       631    $224,429      80.89%   86.96%   59.53%     95.26%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Months to Rate Reset


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
Months To Rate            of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Reset                   Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
13 - 24                  1,071   $314,944,215       64.14%     8.065%       628    $294,066      81.62%   89.43%   51.69%     96.04%
25 - 36                    173     43,317,358        8.82      7.724        618     250,389      78.99    83.72    71.20      93.80
49 & Above                  28      6,322,333        1.29      7.386        638     225,798      80.19    84.98    81.06      93.73
N/A                        916    126,466,730       25.75      8.265        644     138,064      79.75    82.03    73.97      93.88
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,188   $491,050,636      100.00%     8.077%       631    $224,429      80.89%   86.96%   59.53%     95.26%
------------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Life Maximum Rate


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Life Maximum Rate       Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.001 - 11.999%             17     $5,562,143        1.13%     5.780%       669    $327,185      70.40%   72.75%  100.00%     94.39%
12.000 - 12.499%            18      4,054,542        0.83      6.224        616     225,252      71.32    71.96   100.00     100.00
12.500 - 12.999%            63     17,982,510        3.66      6.382        640     285,437      77.53    82.80    82.65     100.00
13.000 - 13.499%            79     22,355,764        4.55      6.741        631     282,984      78.24    86.85    82.61      99.12
13.500 - 13.999%           165     55,220,623       11.25      7.075        644     334,670      80.72    89.79    73.22      99.10
14.000 - 14.499%           176     55,882,034       11.38      7.499        634     317,512      79.69    90.40    53.09      95.91
14.500 - 14.999%           223     64,126,061       13.06      7.964        638     287,561      80.70    89.41    47.67      92.72
15.000 - 15.499%           154     47,586,394        9.69      8.401        621     309,003      81.48    89.85    45.18      95.30
15.500 - 15.999%           145     40,740,248        8.30      8.945        610     280,967      84.73    90.36    44.46      97.65
16.000% & Above            232     51,073,587       10.40     10.060        595     220,145      86.07    88.15    30.43      91.39
N/A                        916    126,466,730       25.75      8.265        644     138,064      79.75    82.03    73.97      93.88
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,188   $491,050,636      100.00%     8.077%       631    $224,429      80.89%   86.96%   59.53%     95.26%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Margin


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                          of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Margin                  Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.001 - 4.999%             139    $35,179,406        7.16%     6.911%       629    $253,089      77.30%   79.72%   75.81%     97.42%
5.000 - 5.499%              52     11,158,520        2.27      7.855        615     214,587      81.16    85.96    62.47      87.09
5.500 - 5.999%             248     76,814,049       15.64      7.787        637     309,734      82.12    90.77    61.91      94.27
6.000 - 6.499%             618    187,374,824       38.16      7.934        631     303,196      81.36    90.87    49.80      96.67
6.500 - 6.999%             102     29,843,887        6.08      8.943        603     292,587      81.46    84.49    37.14      94.88
7.000 - 7.499%              93     19,171,471        3.90      9.945        593     206,145      83.18    83.80    56.51      95.45
7.500 - 7.999%               9      2,528,677        0.51      9.221        611     280,964      80.22    80.22    47.54     100.00
8.000 - 8.499%               8      2,348,029        0.48      9.767        610     293,504      92.47    95.34    41.55     100.00
8.500 - 8.999%               1         53,880        0.01     10.800        536      53,880      67.38    67.38   100.00       0.00
9.000 - 9.499%               1         49,983        0.01     11.150        519      49,983      64.94    64.94   100.00       0.00
9.500% & Above               1         61,181        0.01     11.525        583      61,181      69.94    69.94   100.00       0.00
N/A                        916    126,466,730       25.75      8.265        644     138,064      79.75    82.03    73.97      93.88
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,188   $491,050,636      100.00%     8.077%       631    $224,429      80.89%   86.96%   59.53%     95.26%
------------------------------------------------------------------------------------------------------------------------------------


                       Distribution by Interest Only Term


                                                              Wt.                               Wt.       Wt.
                                                 Pct. Of      Avg.       Wt.                    Avg.      Avg.
                        Number                   Pool By     Gross       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
Interest Only             of      Principal     Principal   Interest   Original   Principal   Original   incld     Full     Owner
Term (months)           Loans      Balance       Balance      Rate       FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                        1,866   $369,940,043       75.34%     8.274%       625    $198,253      80.75%   85.58%   59.68%     94.37%
60                         315    117,607,793       23.95      7.462        650     373,358      81.22    91.02    58.01      97.89
120                          7      3,502,800        0.71      7.951        631     500,400      85.08    97.18    94.90     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,188   $491,050,636      100.00%     8.077%       631    $224,429      80.89%   86.96%   59.53%     95.26%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.